                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03504

                                   ----------

                           UBS RMA Tax-Free Fund Inc.
               (Exact name of registrant as specified in charter)

             51 West 52nd Street, New York, New York    10019-6114
             (Address of principal executive offices)   (Zip code)

                              Mark F. Kemper, Esq.
                           UBS Global Asset Management
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

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ITEM 1. REPORTS TO STOCKHOLDERS.

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[UBS Global Asset Management LOGO]

UBS RMA
MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
TAX-FREE FUND
CALIFORNIA MUNICIPAL MONEY FUND
NEW YORK MUNICIPAL MONEY FUND
NEW JERSEY MUNICIPAL MONEY FUND
ANNUAL REPORT
JUNE 30, 2006

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UBS RMA

August 15, 2006

DEAR SHAREHOLDER,

We present you with the annual report for UBS RMA Money Market Portfolio; UBS RMA U.S. Government Portfolio; UBS RMA Tax-Free Fund Inc.; UBS RMA California Municipal Money Fund; UBS RMA New York Municipal Money Fund; and UBS RMA New Jersey Municipal Money Fund, for the fiscal year ended June 30, 2006.

PERFORMANCE

With short-term yields steadily rising in conjunction with repeated Federal Reserve Board rate hikes, the yields available on money market securities moved higher over the reporting period. As of June 30, 2006, the Funds' seven-day current yields were: UBS RMA Money Market Portfolio: 4.60%; UBS RMA U.S. Government Portfolio: 4.21%; UBS RMA Tax-Free Fund Inc.: 3.21%; UBS RMA California Municipal Money Fund: 3.14%; UBS RMA New York Municipal Money Fund:
3.13%; and UBS RMA New Jersey Municipal Money Fund: 2.92%. (For more on the funds' performance, refer to "Performance and portfolio characteristics at a glance" beginning on page 10.)

UBS RMA MONEY MARKET PORTFOLIO, UBS RMA U.S. GOVERNMENT PORTFOLIO INVESTMENT GOAL (BOTH PORTFOLIOS):

Maximum current income consistent with preservation of capital and liquidity.

PORTFOLIO MANAGERS (BOTH PORTFOLIOS):

Michael Markowitz
Robert Sabatino
UBS Global Asset Management (Americas) Inc.

COMMENCEMENT (BOTH PORTFOLIOS):

October 4, 1982

DIVIDEND PAYMENT (BOTH PORTFOLIOS):

Monthly

UBS RMA TAX-FREE FUND INC., UBS RMA CALIFORNIA MUNICIPAL MONEY FUND, UBS RMA NEW YORK MUNICIPAL MONEY FUND, UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

INVESTMENT GOAL (ALL FOUR FUNDS):

Maximum current income exempt from federal and/or a specific state's personal income taxes consistent with preservation of capital and liquidity.

PORTFOLIO MANAGERS (ALL FOUR FUNDS):

Elbridge T. Gerry III
Ryan Nugent
UBS Global Asset Management (Americas) Inc.

COMMENCEMENT:

Tax-Free--October 4, 1982
California Municipal--November 7, 1988
New York Municipal--November 10, 1988
New Jersey Municipal--February 1, 1991

DIVIDEND PAYMENT (ALL FOUR FUNDS):

Monthly


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                                                                               1

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UBS RMA

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Q.   CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. Overall, the US economy expanded at a solid pace during the fiscal year. During the third quarter of 2005, gross domestic product (GDP) grew 4.1% before slipping to 1.7% in the last three months of the year--the first quarter that GDP growth didn't surpass 3.0% in almost three years. During the second half of the fiscal year, however, GDP rose at a 4.0% average annual rate. That said, higher interest rates, a cooling housing market and continued high oil prices could cause economic growth to moderate in the months ahead.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT IN THIS ECONOMIC ENVIRONMENT?

A. As has been the case since June 2004, the Fed continued to raise interest rates during the reporting period. While the leadership at the Fed changed from Alan Greenspan to Ben Bernanke in early 2006, there was little deviation from its tightening campaign to ward off inflation. During the 12-month reporting period, the Fed raised short-term interest rates eight times. Since June 30, 2004, the Fed increased rates 17 straight times, bringing the federal funds target rate from 1.00% to 5.25%, before pausing after the reporting period ended. Coinciding with the latest rate hike in June 2006, the Fed said, "The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information." To that end, the Fed could continue to raise rates should economic data suggest it were appropriate.

     As expected, short- and long-term yields rose over the reporting period. During the 12-months ended June 30, 2006, two-year Treasury yields increased from 3.66% to 5.16%. Over the same period, 10-year Treasury yields moved from 3.94% to 5.15%.


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2

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UBS RMA

Q.   HOW WERE THE PORTFOLIOS POSITIONED DURING THE FISCAL YEAR?

A. Throughout the reporting period, we employed a "bulleted" strategy within the portfolios. A bulleted strategy entails focusing on securities with particular maturities--in this case, we sought to hold securities that matured shortly before Fed meetings, which gave us the opportunity to purchase even higher-yielding securities after each Fed rate hike. We believe this generally was a successful strategy and helped us to capture yield opportunities during the period.

     We also maintained a defensive position within most of the portfolios. In the UBS RMA Money Market Portfolio, we kept its weighted average maturity relatively low throughout the reporting period, allowing it to drift slightly higher to approximately 45 days. For the UBS RMA U.S. Government Portfolio, we shortened its weighted average maturity from 38 to 23 days over the period. Although rising interest rates became less of a concern as the period progressed, we continued to find short-term Treasuries and repurchase agreements more attractive than longer-dated Treasuries.

     For the tax-exempt Portfolios, we also maintained shorter weighted average maturities relative to our peers during the reporting period. This was based on expectations for further rate hikes and a lack of attractive opportunities from longer-dated securities. We allowed most Portfolios' weighted average maturities to increase somewhat as the period progressed, as we believed that interest rates were unlikely to continue rising as dramatically as they had during the beginning of the reporting period.

Q.   WHAT TYPES OF SECURITIES DID YOU EMPHASIZE FOR THE PORTFOLIOS?

A. As has been our focus in the past, quality, liquidity and yield remained paramount in our selection process for all six of the portfolios. Within UBS RMA U.S. Government Portfolio, we increased its exposure to repurchase agreements over the course of the period. As of June 30, 2006, repurchase agreements represented over 65% of its portfolio. Within UBS RMA Money Market Portfolio, commercial paper and certificates of deposit continued to make up a significant portion of the Portfolio's holdings. We


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                                                                               3

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UBS RMA

     reduced this Portfolio's exposure to US government agency obligations over the reporting period, transferring assets to corporate floating rate securities, which we believed represented an attractive value.

     Within the tax-exempt portfolios, we continued to emphasize variable rate demand notes--notes that are repayable on demand and whose interest rate is reset periodically, often daily. We believe there are frequently seasonal opportunities to add to this type of holding at attractive prices, and we took advantage of that trend during the course of the period. In addition, as previously noted, we also found attractive opportunities in commercial paper.

Q.   WHAT FACTORS DO YOU BELIEVE WILL AFFECT THE PORTFOLIOS OVER THE COMING
     MONTHS?

A. Despite the pause in interest rate hikes in August, we feel the Fed will likely look to maintain its inflation fighting credibility over the coming months, which could mean putting a greater significance on containing inflation than being accommodative to economic growth. Moderation in the housing market and high energy prices continue to be a point of concern. Overall, the portfolios remain well diversified, and we will continue to seek yield opportunities and liquidity in the portfolios.


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4

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UBS RMA

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.


/s/ W. Douglas Beck
----------------------------------------
W. Douglas Beck, CFA
PRESIDENT

UBS RMA Money Fund Inc.
(UBS RMA Money Market Portfolio and
UBS RMA U.S. Government Portfolio)
UBS RMA Tax-Free Fund Inc.
UBS Managed Municipal Trust
(UBS RMA California Municipal
Money Fund and UBS RMA
New York Municipal Money Fund)
UBS Municipal Money Market
Series (UBS RMA New Jersey
Municipal Money Fund)
EXECUTIVE DIRECTOR
UBS Global Asset Management
(Americas) Inc.


/s/ Elbridge T. Gerry
----------------------------------------
Elbridge T. Gerry III
PORTFOLIO MANAGER

UBS RMA Tax-Free Fund Inc.
UBS RMA California Municipal Money Fund
UBS RMA New York Municipal Money Fund
UBS RMA New Jersey Municipal Money Fund
MANAGING DIRECTOR
UBS Global Asset Management
(Americas) Inc.


/s/ Michael Markowitz
----------------------------------------
Michael Markowitz
PORTFOLIO MANAGER

UBS RMA Money Market Portfolio
UBS RMA U.S. Government Portfolio
MANAGING DIRECTOR
UBS Global Asset Management
(Americas) Inc.


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                                                                               5

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UBS RMA


/s/ Ryan Nugent
----------------------------------------
Ryan Nugent
PORTFOLIO MANAGER

UBS RMA Tax-Free Fund Inc.
UBS RMA California Municipal Money Fund
UBS RMA New York Municipal Money Fund
UBS RMA New Jersey Municipal Money Fund
DIRECTOR

UBS Global Asset Management (Americas) Inc.


/s/ Robert Sabatino
----------------------------------------
Robert Sabatino
PORTFOLIO MANAGER

UBS RMA Money Market Portfolio
UBS RMA U.S. Government Portfolio
DIRECTOR

UBS Global Asset Management (Americas) Inc.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUNDS AND PORTFOLIOS PERFORMED DURING THE 12 MONTHS ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF ANY FUND'S OR PORTFOLIO'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

* MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


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6

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UBS RMA

UNDERSTANDING YOUR FUNDS' EXPENSES (UNAUDITED)

As a shareholder of the Funds*, you incur ongoing costs, including management fees; service fees (12b-1 or non-12b-1 fees); and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line in the table below for each Fund provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each respective Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical

* Collectively refers to UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund and UBS RMA New Jersey Municipal Money Fund.


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                                                                               7

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UBS RMA

UNDERSTANDING YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)

examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those funds impose transactional costs--for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The example does not reflect Resource Management Account(R) (RMA(R)) Program or Business Services Account BSA(R) Program fees as these are external to the Funds and relate to those programs.

UBS RMA MONEY MARKET PORTFOLIO

                             BEGINNING          ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                          JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06
--------------------------------------------------------------------------------
Actual                       $1,000.00        $1,020.80             $2.91
Hypothetical (5% annual
return before expenses)       1,000.00         1,021.92              2.91

* Expenses are equal to the Fund's annualized net expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).


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8

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UBS RMA

UNDERSTANDING YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)

UBS RMA U.S. GOVERNMENT PORTFOLIO

                             BEGINNING          ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                          JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06
--------------------------------------------------------------------------------
Actual                       $1,000.00        $1,019.60             $3.15
Hypothetical (5% annual
return before expenses)       1,000.00         1,021.67              3.16

* Expenses are equal to the Fund's annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA TAX-FREE FUND INC.

                             BEGINNING          ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                          JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06
--------------------------------------------------------------------------------
Actual                       $1,000.00        $1,013.40             $3.00
Hypothetical (5% annual
return before expenses)       1,000.00         1,021.82              3.01

* Expenses are equal to the Fund's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

                             BEGINNING          ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                          JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06
--------------------------------------------------------------------------------
Actual                       $1,000.00        $1,012.90             $3.19
Hypothetical (5% annual
return before expenses)       1,000.00         1,021.62              3.21

* Expenses are equal to the Fund's annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).


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                                                                               9

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UBS RMA

UNDERSTANDING YOUR FUNDS' EXPENSES (UNAUDITED)
(CONCLUDED)

UBS RMA NEW YORK MUNICIPAL MONEY FUND

                             BEGINNING          ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                          JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06
--------------------------------------------------------------------------------
Actual                       $1,000.00        $1,012.90             $3.39
Hypothetical (5% annual
return before expenses)       1,000.00         1,021.42              3.41

* Expenses are equal to the Fund's annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

                             BEGINNING          ENDING          EXPENSES PAID
                           ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                          JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06
--------------------------------------------------------------------------------
Actual                       $1,000.00        $1,011.90             $4.14
Hypothetical (5% annual
return before expenses)       1,000.00         1,020.68              4.16

* Expenses are equal to the Fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).


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10

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UBS RMA

PERFORMANCE AND PORTFOLIO CHARACTERISTICS AT A GLANCE (UNAUDITED)

UBS RMA MONEY MARKET PORTFOLIO

YIELDS AND CHARACTERISTICS         6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Seven-day current yield*              4.60%      3.73%     2.63%
Seven-day effective yield*            4.70       3.80      2.66
Weighted average maturity**        45 days    43 days   42 days
Net assets (bn)                    $  10.6   $   10.4   $  10.4

PORTFOLIO COMPOSITION***           6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Commercial paper                      51.9%      53.7%     53.1%
Certificates of deposit               21.7       20.1      20.2
Short-term corporate obligations      14.9       17.6      14.0
US government agency obligations       5.9        7.2      10.1
Bank notes                             3.3        1.0       1.0
Time deposit                           1.1         --        --
Money market funds                     0.6        0.3       0.5
Repurchase agreements                  0.3        0.0+      1.0
Other assets less liabilities          0.3        0.1       0.1
TOTAL                                100.0%     100.0%    100.0%

UBS RMA U.S. GOVERNMENT PORTFOLIO

YIELDS AND CHARACTERISTICS         6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Seven-day current yield*              4.21%      3.33%     2.46%
Seven-day effective yield*            4.30       3.38      2.49
Weighted average maturity**        23 days    43 days   38 days
Net assets (bn)                    $   0.8   $    1.1   $   1.1

PORTFOLIO COMPOSITION***           6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Repurchase agreements                 65.1%      64.0%     53.1%
US government obligations             40.9       34.0      50.0
Money market funds                     0.0+       0.5       0.6
Other assets less liabilities         (6.0)       1.5      (3.7)
TOTAL                                100.0%     100.0%    100.0%

* YIELDS WILL FLUCTUATE AND MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS. THE RETURN OF AN INVESTMENT WILL FLUCTUATE. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS (IF ANY) AT NET ASSET VALUE ON THE PAYABLE DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

** The Portfolios are actively managed and their weighted average maturities will differ over time.

*** Weightings represent percentages of net assets as of the dates indicated. The Portfolios are actively managed and their compositions will vary over time.

+ Weighting represents less than 0.05% of net assets as of the dates indicated.

     AN INVESTMENT IN AN RMA FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH RMA FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN AN RMA FUND.


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                                                                              11

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UBS RMA

PERFORMANCE AND PORTFOLIO CHARACTERISTICS AT A GLANCE (UNAUDITED) (CONTINUED)

UBS RMA TAX-FREE FUND INC.

YIELDS AND CHARACTERISTICS         6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Seven-day current yield*              3.21%      2.78%     1.88%
Seven-day effective yield*            3.26       2.82      1.90
Weighted average maturity**        14 days    19 days   11 days
Net assets (bn)                      $ 3.6      $ 3.4     $ 3.4

PORTFOLIO COMPOSITION***           6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Municipal bonds and notes             90.4%      95.0%     92.2%
Tax-exempt commercial paper           10.6        7.6       8.2
Money market fund                       --        0.0+       --
Other assets less liabilities         (1.0)      (2.6)     (0.4)
TOTAL                                100.0%     100.0%    100.0%

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

YIELDS AND CHARACTERISTICS         6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Seven-day current yield*              3.14%      2.67%     1.71%
Seven-day effective yield*            3.18       2.70      1.73
Weighted average maturity**        15 days    18 days   20 days
Net assets (mm)                     $941.6     $934.1    $808.8

PORTFOLIO COMPOSITION***           6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Municipal bonds and notes             92.0%      89.3%     92.3%
Tax-exempt commercial paper           11.0       10.4      10.1
Money market fund                       --         --       0.3
Other assets less liabilities         (3.0)       0.3      (2.7)
TOTAL                                100.0%     100.0%    100.0%

* YIELDS WILL FLUCTUATE AND MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER COULD PAY ON DISTRIBUTIONS. THE RETURN OF AN INVESTMENT WILL FLUCTUATE. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS (IF ANY) AT NET ASSET VALUE ON THE PAYABLE DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

** The Funds are actively managed and their weighted average maturities will differ over time.

*** Weightings represent percentages of net assets as of the dates indicated. The Funds are actively managed and their compositions will vary over time.

+ Weighting represents less than 0.05% of net assets as of the date indicated.

     AN INVESTMENT IN AN RMA FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH RMA FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN AN RMA FUND.


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12

UBS RMA

PERFORMANCE AND PORTFOLIO CHARACTERISTICS AT A GLANCE (UNAUDITED) (CONCLUDED)

UBS RMA NEW YORK MUNICIPAL MONEY FUND

YIELDS AND CHARACTERISTICS         6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Seven-day current yield*              3.13%      2.70%     1.76%
Seven-day effective yield*            3.18       2.73      1.77
Weighted average maturity**        12 days    17 days    7 days
Net assets (mm)                     $612.7     $626.2    $596.1

PORTFOLIO COMPOSITION***           6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Municipal bonds and notes             92.4%      94.0%     93.5%
Tax-exempt commercial paper           10.9        7.6       6.2
Other assets less liabilities         (3.3)      (1.6)      0.3
TOTAL                                100.0%     100.0%    100.0%

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

YIELDS AND CHARACTERISTICS         6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Seven-day current yield*              2.92%      2.52%     1.64%
Seven-day effective yield*            2.96       2.55      1.65
Weighted average maturity**        20 days    29 days   10 days
Net assets (mm)                     $134.6     $151.9    $134.2

PORTFOLIO COMPOSITION***           6/30/06   12/31/05   6/30/05
---------------------------------------------------------------
Municipal bonds and notes             96.7%      97.5%     94.6%
Tax-exempt commercial paper            3.1         --       5.2
Money market fund                       --        1.7        --
Other assets less liabilities          0.2        0.8       0.2
TOTAL                                100.0%     100.0%    100.0%

* YIELDS WILL FLUCTUATE AND MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER COULD PAY ON DISTRIBUTIONS. THE RETURN OF AN INVESTMENT WILL FLUCTUATE. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS (IF ANY) AT NET ASSET VALUE ON THE PAYABLE DATES. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

** The Funds are actively managed and their weighted average maturities will differ over time.

*** Weightings represent percentages of net assets as of the dates indicated. The Funds are actively managed and their compositions will vary over time.

     AN INVESTMENT IN AN RMA FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH RMA FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN AN RMA FUND.


--------------------------------------------------------------------------------
                                                                              13

UBS RMA MONEY MARKET PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
AMOUNT                                       MATURITY    INTEREST
(000)                                          DATES       RATES       VALUE
--------------------------------------------------------------------------------

US GOVERNMENT AGENCY OBLIGATIONS--5.91%
   $210,000   Federal Home Loan Bank       07/06/06 to   4.998 to
                                           09/13/06      5.190%*    $209,975,919
    178,757   Federal Home Loan Bank       07/14/06 to   5.145 to
                                           07/19/06      5.155@      178,368,212
    239,575   Federal Home Loan            10/23/06 to   4.250 to
              Mortgage Corp.               07/09/07      5.500       239,575,000
                                                                    ------------
Total US government agency obligations (cost--$627,919,131)          627,919,131

BANK NOTES--3.26%

BANKING-NON-US--0.94%
    100,000   Royal Bank of Scotland PLC   08/24/06      5.218*      100,020,274

BANKING-US--2.32%
    247,000   Bank of America N.A.         07/03/06 to   5.310 to
                                           08/15/06      5.315       247,000,000
                                                                    ------------
Total bank notes (cost--$347,020,274)                                347,020,274

TIME DEPOSIT--1.15%

BANKING-NON-US--1.15%
    122,000   National City Bank, Grand
              Cayman Islands
              (cost--$122,000,000)         07/03/06      5.250       122,000,000

CERTIFICATES OF DEPOSIT--21.75%

NON-US--13.50%
     94,000   ABN AMRO Bank NV
              (Chicago)                    01/24/07      4.850        94,000,000
    100,000   Barclays Bank PLC            07/03/06      5.310*      100,000,000
     98,000   Canadian Imperial Bank of
              Commerce                     07/17/06      5.020        98,000,000
    190,000   Credit Suisse First Boston   07/05/06 to   4.960 to
                                           07/12/06      5.075       190,000,000
     85,000   Credit Suisse First Boston   07/12/06      5.015*       84,987,518
    214,000   Deutsche Bank AG             08/03/06 to   4.170 to
                                           03/06/07      5.090       214,000,000
    235,500   Fortis Bank NV-SA            07/07/06 to   3.930 to
                                           02/06/07      4.930       235,500,000
     95,000   Natexis Banque Populaires    07/03/06      5.300*       95,000,000
     75,000   Royal Bank of Canada         09/15/06      4.715        75,000,000
     45,000   Royal Bank of Scotland PLC   07/24/06      5.242*       44,991,954
     76,000   Societe Generale             07/03/06      5.320*       76,000,000
     27,000   Societe Generale             11/17/06      4.700        27,000,000


--------------------------------------------------------------------------------
14

UBS RMA MONEY MARKET PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
AMOUNT                                      MATURITY   INTEREST
(000)                                        DATES       RATES        VALUE
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--(CONCLUDED)

NON-US--(CONCLUDED)
   $100,000   Svenska Handelsbanken        11/08/06     4.750     $  100,000,000
                                                                  --------------
                                                                   1,434,479,472

US--8.25%
     80,000   American Express Centurion
              Bank                         07/10/06     5.080         80,000,000
    180,000   American Express, Federal    07/11/06 to  5.000 to
              Savings Bank                 07/26/06     5.300%       180,000,000
    265,000   First Tennessee Bank N.A.    07/19/06 to  5.180 to
              (Memphis)                    08/24/06     5.230        265,000,000
    120,000   Wachovia Bank N.A.
              (Charlotte)                  09/29/06     5.459*       119,985,338
    100,000   Wells Fargo Bank N.A.        07/03/06     5.300*        99,998,239
    132,000   Wells Fargo Bank N.A.        07/20/06     5.160        132,000,000
                                                                  --------------
                                                                     876,983,577
                                                                  --------------
Total certificates of deposit (cost--$2,311,463,049)               2,311,463,049

COMMERCIAL PAPER@--51.87%

ASSET BACKED-BANKING--0.94%
    100,000  Atlantis One Funding          07/10/06     5.095         99,872,625

ASSET BACKED-MISCELLANEOUS--23.19%
    265,750   Amsterdam Funding Corp.      07/06/06 to  5.050 to
                                           07/20/06     5.240        265,177,499
    190,789   Barton Capital LLC           07/03/06 to  5.120 to
                                           07/12/06     5.270        190,642,122
    162,128   Bryant Park Funding LLC      07/10/06 to  5.090 to
                                           07/20/06     5.250        161,755,865
     40,000   Chariot Funding LLC          07/17/06     5.210         39,907,378
    212,609   Falcon Asset Securitization  07/05/06 to  5.050 to
              Corp.                        07/19/06     5.220        212,289,583
    218,650   Kitty Hawk Funding Corp.     07/17/06 to  5.180 to
                                           07/19/06     5.230        218,123,583
    212,808   Old Line Funding Corp.       07/06/06 to  5.070 to
                                           07/12/06     5.120        212,515,012
    258,439   Preferred Receivables        07/13/06 to  5.110 to
              Funding Corp.                07/14/06     5.150        257,970,280
    150,848   Regency Markets No.1 LLC     07/17/06 to  5.200 to
                                           07/21/06     5.280        150,452,707
    284,720   Sheffield Receivables Corp.  07/12/06 to  5.120 to
                                           08/02/06      5.300       284,024,957


--------------------------------------------------------------------------------
                                                                              15

UBS RMA MONEY MARKET PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
AMOUNT                                      MATURITY   INTEREST
(000)                                        DATES       RATES       VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER@--(CONTINUED)

ASSET BACKED-MISCELLANEOUS--(CONCLUDED)
   $165,876  Thunderbay Funding            07/17/06 to  5.180 to
                                           08/03/06     5.230     $  165,353,509
     66,940   Variable Funding Capital
              Corp.                        07/20/06     5.220         66,755,580
     85,450   Windmill Funding Corp.       07/20/06     5.120         85,219,095
    154,900   Yorktown Capital LLC         07/20/06     5.230        154,472,433
                                                                  --------------
                                                                   2,464,659,603

ASSET BACKED-SECURITIES--10.12%
    125,000   Cancara Asset
              Securitization LLC           07/18/06     5.205%       124,692,761
     91,000   CC (USA), Inc. (Centauri)    07/24/06 to  5.000 to
                                           10/02/06     5.390         90,280,117
    103,000   Galaxy Funding, Inc.         07/07/06 to  5.020 to
                                           08/21/06     5.100        102,639,125
    210,000   Grampian Funding LLC         09/12/06 to  4.880 to
                                           11/17/06     5.120        206,779,278
    248,900   Scaldis Capital LLC          07/07/06 to  5.100 to
                                           08/29/06     5.190        247,945,950
    304,250   Solitaire Funding LLC        07/12/06 to  5.130 to
                                           08/23/06     5.300        303,479,109
                                                                  --------------
                                                                   1,075,816,340

AUTOMOBILE OEM--0.82%
     86,630   BMW US Capital LLC           07/03/06     5.260         86,604,685

BANKING-NON-US--1.80%
     61,000   Alliance & Leicester PLC     07/06/06     4.900         60,958,486
     71,000   Depfa Bank PLC               07/05/06     4.520         70,964,342
     60,000   Nationwide Building Society  09/26/06     5.395         59,217,725
                                                                  --------------
                                                                     191,140,553

BANKING-US--3.52%
    100,000  Barclays US Funding Corp.     08/09/06     5.050         99,452,917
    279,000  Nordea N.A., Inc.             07/14/06 to  5.040 to
                                           02/26/07     5.140        274,919,098
                                                                  --------------
                                                                     374,372,015

BROKERAGE--5.67%
    188,000  Bear Stearns Cos., Inc.       07/10/06 to  5.100 to
                                           07/28/06     5.280        187,491,800
    100,000  Goldman Sachs Group, Inc.     07/14/06     5.377        100,000,000


--------------------------------------------------------------------------------
16

UBS RMA MONEY MARKET PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
AMOUNT                                            MATURITY    INTEREST
(000)                                              DATES        RATES         VALUE
----------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)

BROKERAGE--(CONCLUDED)
   $100,000   Greenwich Capital Holdings,
              Inc.                              07/05/06      5.089*      $  100,000,000
    215,000   Morgan Stanley                    07/03/06      5.180 to
                                                              5.363*         215,000,000
                                                                          --------------
                                                                             602,491,800

FINANCE-CAPTIVE AUTOMOTIVE--1.87%
    199,700   Toyota Motor Credit Corp.         07/07/06 to   5.100 to
                                                07/28/06      5.255          199,222,057

FINANCE-NONCAPTIVE DIVERSIFIED--3.52%
    195,725   CIT Group, Inc.                   07/07/06 to   5.070 to
                                                07/18/06      5.210          195,408,968
    182,000   General Electric
              Capital Corp.                     10/06/06 to   4.565 to
                                                01/05/07      5.030%         178,616,028
                                                                             374,024,996
UTILITIES-OTHER--0.42%                                                    --------------
    45,000    RWE AG                            07/05/06      5.000           44,975,000
                                                                          --------------
Total commercial paper (cost--$5,513,179,674)                              5,513,179,674

SHORT-TERM CORPORATE OBLIGATIONS--14.88%

ASSET BACKED-SECURITIES--7.44%
    265,000   Beta Finance, Inc.**              07/03/06 to   5.138 to
                                                08/25/06      5.310*         264,972,494
     45,000   CC (USA), Inc. (Centauri)**       08/22/06      5.310*          44,995,993
    120,000   CC (USA), Inc. (Centauri)**       04/25/07      5.315          119,995,061
     80,000   Dorada Finance, Inc.**            08/25/06      5.175*          79,990,109
    175,000   K2 (USA) LLC**                    07/03/06 to   5.154 to
                                                07/17/06      5.315*         174,992,772
     47,000   Links Finance LLC**               07/17/06      5.013*          46,998,609
     58,500   Links Finance LLC**               02/13/07      5.000           58,500,000
                                                                          --------------
                                                                             790,445,038

AUTOMOBILE OEM--0.57%
     60,650   American Honda Finance Corp.**    08/22/06 to   5.229 to
                                                09/21/06      5.454*          60,660,431

BANKING-NON-US--2.57%
    100,000   ANZ National
              International Ltd.**              07/07/06      5.110*         100,000,000


--------------------------------------------------------------------------------
                                                                              17

UBS RMA MONEY MARKET PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
AMOUNT                                            MATURITY    INTEREST
(000)                                              DATES        RATES          VALUE
----------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS--(CONCLUDED)

BANKING-NON-US--(CONCLUDED)
   $173,000   HBOS Treasury Services
              PLC**                             07/03/06      5.159*      $  173,000,000
                                                                          --------------
                                                                             273,000,000

BANKING-US--0.88%
     93,780   Citigroup Global Markets
              Holdings, Inc.                    09/01/06      5.331*          93,802,044

FINANCE-CAPTIVE AUTOMOTIVE--1.02%
    108,100   Toyota Motor Credit Corp.         07/03/06      5.300*         108,100,000

FINANCE-NONCAPTIVE CONSUMER--2.02%
    215,000   HSBC Finance Corp.                07/03/06 to   5.225 to
                                                09/01/06      5.271%*        215,087,179

FINANCE-NONCAPTIVE DIVERSIFIED--0.38%
     40,000   General Electric Capital Corp.    07/10/06      5.250*          40,000,000

Total short-term corporate obligations                                    --------------
   (cost--$1,581,094,692)                                                  1,581,094,692

REPURCHASE AGREEMENT--0.28%
     30,000   Repurchase agreement dated
                 06/30/06 with
                 Goldman Sachs & Co.,
                 collateralized by
                 $30,693,000 Federal Home
                 Loan Bank obligations, zero
                 coupon due 07/21/06;
                 (value--$30,600,921);
                 proceeds: $30,013,075
                 (cost--$30,000,000)            07/03/06      5.230           30,000,000


--------------------------------------------------------------------------------
18

UBS RMA MONEY MARKET PORTFOLIO

Statement of net assets--June 30, 2006

NUMBER OF
SHARES                                                        INTEREST
(000)                                                           RATES         VALUE
----------------------------------------------------------------------------------------
MONEY MARKET FUNDS+--0.59%
     31,317   AIM Liquid Assets Portfolio                       5.095         31,317,161
     31,320   BlackRock Provident
              Institutional TempFund                            5.054         31,320,008
                                                                         ---------------
Total money market funds (cost--$62,637,169)                                  62,637,169
Total investments (cost--$10,595,313,989)
which approximates cost for federal income
tax purposes)--99.69%                                                     10,595,313,989
Other assets in excess of liabilities--0.31%                                  32,638,042
Net assets (applicable to 10,629,208,058
shares of common stock outstanding                                       ---------------
equivalent to $1.00 per share)--100.00%                                  $10,627,952,031

* Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of June 30, 2006, and reset periodically.

** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 10.58% of net assets as of June 30, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@    Interest rates shown are the discount rates at date of purchase.

+    Interest rates shown reflect yield at June 30, 2006.

OEM Original Equipment Manufacturer

The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended June 30, 2006. There are no investments in affiliated issuers at June 30, 2006.

                                                                       INCOME
                                                                     EARNED FROM
                                PURCHASES      SALES                AFFILIATE FOR
                               DURING THE   DURING THE                THE YEAR
SECURITY           VALUE AT    YEAR ENDED   YEAR ENDED   VALUE AT       ENDED
DESCRIPTION       06/30/2005    06/30/06     06/30/06    06/30/06     06/30/06
---------------------------------------------------------------------------------
UBS Private
Money Market
Fund LLC              $--       $743,757     $743,757       $--         $13


--------------------------------------------------------------------------------
                                                                              19

UBS RMA MONEY MARKET PORTFOLIO

Statement of net assets--June 30, 2006

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                  PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                              80.0%
United Kingdom                                                              5.1
Switzerland                                                                 2.6
Belgium                                                                     2.2
Germany                                                                     2.0
France                                                                      1.9
Canada                                                                      1.6
Grand Cayman Islands                                                        1.2
New Zealand                                                                 0.9
Sweden                                                                      0.9
Netherlands                                                                 0.9
Ireland                                                                     0.7
Total                                                                     100.0%

Weighted average maturity--45 days

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
20

UBS RMA U.S. GOVERNMENT PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY    INTEREST
  (000)                                       DATES        RATES        VALUE
--------------------------------------------------------------------------------

US GOVERNMENT OBLIGATIONS--40.88%
$180,000    US Treasury Bills              08/10/06 to   4.715 to
                                           09/28/06      4.873%@    $178,450,681
  50,000    US Treasury Bills (1)          08/17/06      4.675@       49,694,826
 117,650    US Treasury Notes (1)          07/31/06      2.750       117,496,673
                                                                    ------------
Total US government obligations (cost--$345,642,180)                 345,642,180

REPURCHASE AGREEMENTS--59.06%
 145,000    Repurchase agreement dated
               06/30/06 with Bear
               Stearns & Co.,
               collateralized by
               $55,475,000 US Treasury
               Bonds, 6.125% to 7.625%
               due 02/15/25 to 08/15/29,
               $3,215,000 US Treasury
               Inflation Index Bonds,
               2.375% due 01/15/25 and
               $79,687,000 US Treasury
               Notes, 3.375% to 3.625%
               due 02/28/07 to 06/15/10;
               (value--$147,956,174);
               proceeds: $145,053,167      07/03/06      4.400       145,000,000
  49,000    Repurchase agreement dated
               06/30/06 with Deutsche
               Bank Securities, Inc.,
               collateralized by
               $14,084,890 US Treasury
               Notes, 2.250% to 5.125%
               due 02/15/07 to 06/30/08,
               $10,863,658 US Treasury
               Stripped Interest Payment
               Bonds, zero coupon due
               02/15/08 and $81,880,269
               US Treasury Stripped
               Principal Payment Bonds,
               zero coupon due 02/15/25;
               (value--$49,980,000);
               proceeds: 49,018,375        07/03/06      4.500        49,000,000


--------------------------------------------------------------------------------
                                                                              21

UBS RMA U.S. GOVERNMENT PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY    INTEREST
  (000)                                       DATES        RATES        VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--(CONCLUDED)
 $50,000    Repurchase agreement dated
               06/30/06 with Goldman
               Sachs Group, Inc.,
               collateralized by
               $54,164,000 US Treasury
               Notes, 3.875% due
               02/15/13;
               (value--$51,000,875);
               proceeds: $50,018,333       07/03/06       4.400%    $ 50,000,000
 125,000    Repurchase agreement dated
               06/30/06 with
               Merrill Lynch & Co.,
               collateralized by
               $128,170,000 US Treasury
               Notes, 4.125%
               due 08/15/08;
               (value--$127,502,657);
               proceeds: $125,046,875      07/03/06       4.500      125,000,000
 130,000    Repurchase agreement dated
               06/30/06 with Morgan
               Stanley, collateralized
               by $102,950,059 US
               Treasury Inflation Index
               Notes, 3.625%
               due 01/15/08;
               (value--$132,601,107);
               proceeds: $130,048,750      07/03/06       4.500      130,000,000
     328    Repurchase agreement dated
               06/30/06 with State
               Street Bank & Trust Co.,
               collateralized by
               $337,429 US Treasury
               Notes, 4.125%
               due 08/15/08;
               (value--$335,742);
               proceeds: $328,113          07/03/06       4.130          328,000
                                                                    ------------
Total repurchase agreements (cost--$499,328,000)                     499,328,000


--------------------------------------------------------------------------------
22

UBS RMA U.S. GOVERNMENT PORTFOLIO

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
  (000)                                        DATES      RATES        VALUE
--------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED--6.02%

REPURCHASE AGREEMENTS--6.00%
  $10,715   Repurchase agreement dated
               06/30/06 with
               Deutsche Bank Securities, Inc.,
               collateralized by $3,080,110
               US Treasury Notes, 2.250% to
               5.125% due 02/15/07 to
               06/30/08, $2,375,685
               US Treasury Stripped Interest
               Payment Bonds, zero coupon
               due 02/15/18 and $17,905,731
               US Treasury Stripped Principal
               Payment Bonds, zero coupon
               due 02/15/25;
               (value--$10,929,721);
               proceeds: $10,719,430         07/03/06      4.500%  $ 10,715,412
   40,000   Repurchase agreement dated
               06/30/06 with Morgan Stanley,
               collateralized by $31,676,941
               US Treasury Inflation Index
               Notes, 3.625% due 01/15/08;
               (value--$40,800,342);
               proceeds: $40,015,000         07/03/06      4.500     40,000,000
                                                                   ------------
Total repurchase agreements (cost--$50,715,412)                      50,715,412

NUMBER OF
 SHARES
  (000)
---------

MONEY MARKET FUNDS+--0.02%
      138   AIM Treasury Portfolio                         4.529        138,407
++      0   Federated Treasury Obligation Fund             4.348             99
++      0   Provident Treasury Trust                       4.505             80
                                                                   ------------
Total money market funds (cost--$138,586)                               138,586
Total investments of cash collateral from
securities loaned (cost--$50,853,998)                                50,853,998
Total investments (cost--$895,824,178
which approximates cost for
federal income tax purposes)--105.96%                               895,824,178
Liabilities in excess of other assets--(5.96)%                      (50,374,258)
Net assets (applicable to 845,979,585
shares of common stock outstanding                                 ------------
equivalent to $1.00 per share)--100.00%                            $845,449,920

@    Interest rates shown are the discount rates at date of purchase.

+    Interest rates shown reflect yield at June 30, 2006.

++   Amount represents less than 500 shares.

(1)  Security, or portion thereof, was on loan at June 30, 2006.

Weighted average maturity -- 23 days

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
                                                                              23

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                       MATURITY  INTEREST
  (000)                                          DATES     RATES     VALUE
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--90.43%

ALABAMA--2.52%
  $27,800   Alabama Special Care Facilities
            Financing Authority of Mobile
            (Ascension Health Credit Group),
            Series B                               A       3.950%  $27,800,000
   12,375   Birmingham Refunding, Series A         A       3.950    12,375,000
   10,900   Jefferson County Limited
            Obligation School Warrants,
            Series B                               A       3.990    10,900,000
   11,265   Mobile Industrial Development
            Board, Dock and Wharf Revenue
            Refunding (Holnam, Inc. Project),
            Series A                               A       3.950    11,265,000
   12,700   Port City Medical Clinic Board
            Revenue (Infirmary Health
            Systems), Series A                     A       3.950    12,700,000
   14,875   University of Alabama Revenue
            (University Hospital), Series C        A       3.950    14,875,000
                                                                   -----------
                                                                    89,915,000

ALASKA--0.81%
   28,870   Alaska Housing Finance Corp.,
            Series A                               A       3.980    28,870,000

ARIZONA--3.37%
   11,200   Apache County Industrial
            Development Authority
            (Tucson Electric Power
            Co.-Springerville Project),
            Series B                               A       4.000    11,200,000
   35,000   Apache County Industrial
            Development Authority
            (Tucson Electric Power
            Co.-Springerville Project),
            Series C                               A       3.930    35,000,000
   29,985   Arizona Health Facilities
            Authority Revenue
            (Banner Health), Series B              A       3.960    29,985,000


--------------------------------------------------------------------------------
24

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                        MATURITY  INTEREST
  (000)                                           DATES     RATES      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)

ARIZONA--(CONCLUDED)
  $23,000   Arizona Health Facilities
            Authority Revenue
            (Health Facilities-Catholic West),
            Series B                                A       3.980%  $ 23,000,000
   12,700   McAllister Academic Village LLC
            Revenue (Arizona State
            University Project), Series B           A       3.950     12,700,000
    8,200   Pima County Industrial
            Development Authority
            (Tucson Electric Power
            Co.-Irvington Project), Series A        A       4.000      8,200,000
                                                                    ------------
                                                                     120,085,000

COLORADO--4.19%
    6,195   Colorado Educational and
            Cultural Facilities Authority
            Revenue (National Jewish
            Federation Board Program)               A       4.030      6,195,000
   15,000   Colorado Educational and
            Cultural Facilities Authority
            Revenue (National Jewish
            Federation Board Program),
            Series D-1                              A       4.030     15,000,000
   12,300   Colorado Educational and
            Cultural Facilities Authority
            Revenue Refunding (National
            Jewish Federation Board
            Program), Series A-8                    A       4.030     12,300,000
   12,620   Colorado Educational and
            Cultural Facilities Authority
            Revenue Refunding (National
            Jewish Federation Board
            Program), Series B-1                    A       4.030     12,620,000
   11,060   Colorado Educational and
            Cultural Facilities Authority
            Revenue Refunding (National
            Jewish Federation Board
            Program), Series B-2                    A       4.030     11,060,000


--------------------------------------------------------------------------------
                                                                              25

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
  (000)                                        DATES      RATES        VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

COLORADO--(CONCLUDED)
  $ 7,700   Colorado Educational and
            Cultural Facilities Authority
            Revenue Refunding (National
            Jewish Federation Board
            Program), Series C-1                A         4.030%   $  7,700,000
   30,000   Colorado Educational Loan
            Program Tax and Revenue
            Anticipation Notes               08/07/06     4.000      30,012,711
   24,995   Denver City & County
            Certificates of
            Participation Refunding
            (Wellington E Web
            Project), Series C-1                A         3.980      24,995,000
   29,560   University of Colorado
            Hospital Authority Revenue,
            Series A                            A         3.950      29,560,000
                                                                   ------------
                                                                    149,442,711

DELAWARE--0.94%
   18,000   Delaware Economic
            Development Authority
            Revenue (Hospital Billing
            and Collections), Series C          A         3.900      18,000,000
   15,455   University of Delaware
            Revenue, Series A                   A         3.960      15,455,000
                                                                   ------------
                                                                     33,455,000

DISTRICT OF COLUMBIA--2.02%
   12,980   District of Columbia
            (Multi-Modal), Series A             A         3.980      12,980,000
   25,000   District of Columbia Revenue
            (George Washington
            University), Series B               A         3.980      25,000,000
    8,700   District of Columbia Revenue
            (Hillel: The Foundation for
            Jewish Campus Life)                 A         3.990       8,700,000
   16,020   District of Columbia Revenue
            (Pooled Loan Program),
            Series A                            A         4.000      16,020,000
    9,100   District of Columbia, Series D-1    A         3.950       9,100,000
                                                                   ------------
                                                                     71,800,000


--------------------------------------------------------------------------------
26

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
   (000)                                       DATES      RATES         VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

FLORIDA--5.22%
  $ 7,400   Alachua County Health
            Facilities Authority Revenue
            (Shands Teaching Hospital),
            Series A                            A         4.020%   $  7,400,000
   33,595   Dade County Water & Sewer
            System Revenue                      A         3.950      33,595,000
   12,900   Florida Department of
            Environmental Protection
            Preservation Revenue
            (Everglades Restoration),
            Series A                            A         3.960      12,900,000
    9,500   Florida Department of
            Environmental Protection
            Preservation Revenue
            (Everglades Restoration),
            Series B                            A         3.980       9,500,000
   17,100   Florida Keys Aqueduct
            Authority Water Revenue
            Refunding                           A         3.960      17,100,000
   16,000   Highlands County Health
            Facilities Authority Revenue
            (Adventist Health Hospital),
            Series A                            A         3.980      16,000,000
    8,500   Jacksonville Health
            Facilities Authority
            Hospital Revenue, Series A          A         4.020       8,500,000
   12,275   Lakeland Educational
            Facilities Revenue (Florida
            Southern College of Lakeland
            Project)                            A         3.970      12,275,000
   12,900   Nassau County Pollution
            Control Revenue
            (ITT Rayonier, Inc. Project)        A         3.950      12,900,000
   10,000   Sarasota-Manatee Airport
            Authority Revenue Refunding         A         4.020      10,000,000
   45,965   Sunshine State Governmental                 3.950 to
            Financing Commission Revenue        A         3.980      45,965,000
                                                                    186,135,000

GEORGIA--0.71%
    8,910   Burke County Development
            Authority, Pollution Control
            Revenue (Oglethorpe Power
            Corp.), Series A                    A         4.000       8,910,000


--------------------------------------------------------------------------------
                                                                              27

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                    MATURITY   INTEREST
  (000)                                       DATES      RATES         VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

GEORGIA--(CONCLUDED)
  $ 6,420   Burke County Development
            Authority, Pollution Control
            Revenue (Oglethorpe Power
            Corp.), Series C                    A         4.020%   $  6,420,000
   10,000   Fulton County Development
            Authority Revenue (Boys &
            Girls Club of America)              A         3.990      10,000,000
                                                                     25,330,000

ILLINOIS--9.10%
   22,745   Chicago (Neighborhoods
            Alive 21 Program), Series B         A         3.980      22,745,000
   53,050   Chicago O'Hare International
            Airport Revenue, Second Lien
            Series C                            A         3.950      53,050,000
   10,000   Chicago Refunding Project,
            Series D                            A         3.970      10,000,000
   16,020   Illinois Development Finance
            Authority, Multi-Family
            Housing Revenue Refunding
            (Orleans-Illinois Project)          A         3.980      16,020,000
   11,400   Illinois Development Finance
            Authority Revenue (Chicago
            Symphony Orchestra)                 A         3.950      11,400,000
   14,100   Illinois Development Finance
            Authority Revenue (Francis
            W. Parker School Project)           A         3.950      14,100,000
   24,000   Illinois Development Finance
            Authority Revenue (St.
            Vincent De Paul Project),
            Series A                            A         3.950      24,000,000
   10,000   Illinois Educational
            Facilities Authority Revenue
            (ACI/Cultural Pooled
            Financing)                          A         4.020      10,000,000
   15,000   Illinois Finance Authority
            Revenue (Chicago Historical
            Society)                            A         4.000      15,000,000
    7,400   Illinois Finance Authority
            Revenue (Proctor Hospital),
            Series B                            A         4.000       7,400,000


--------------------------------------------------------------------------------
28

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                    MATURITY     INTEREST
  (000)                                       DATES        RATES        VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

ILLINOIS--(CONCLUDED)
  $26,640   Illinois Health Facilities
            Authority Revenue Refunding
            (Advocate Health Care),
            Series B                            A         3.970%    $ 26,640,000
   42,075   Illinois Toll & Highway
            Authority Priority
            Refunding, Series B                 A         3.950       42,075,000
   11,300   Illinois Toll & Highway
            Authority Revenue (Putters),
            Series 1355                         A         4.010       11,300,000
   29,010   Lemont Township High School
            District (ABN Amro Munitops
            Certificates of Trust Series
            2006-26)*                           A         4.020       29,010,000
   20,000   Metropolitan Water
            Reclamation District of
            Greater Chicago, Capital
            Improvement, Series E               A         3.980       20,000,000
   11,700   University of Illinois,
            University Revenue Refunding
            (UIC South A Campus
            Project), Series                    A         3.980       11,700,000
                                                                    ------------
                                                                     324,440,000

INDIANA--3.30%
   10,000   Indiana Finance Authority,
            Environmental Improvement
            Revenue Refunding (Ispat
            Inland, Inc.)                       A         3.950       10,000,000
   15,000   Indiana Health & Educational
            Facilities Financing
            Authority Revenue Refunding
            (St. Francis Health
            Systems), Series A                  A         3.960       15,000,000
   13,315   Indiana Health Facility
            Financing Authority,
            Hospital Revenue (Aces
            Rehabilitation Hospital)            A         3.970       13,315,000
   32,600   Indiana Health Facility
            Financing Authority Revenue
            (Ascension Health Credit
            Group), Series B                    A         3.900       32,600,000
   10,000   Indianapolis Local Public
            Improvement Bond Bank
            Refunding (Waterworks
            Project), Series G-1                A         4.000       10,000,000


--------------------------------------------------------------------------------
                                                                              29

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY    INTEREST
  (000)                                       DATES        RATES        VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

INDIANA--(CONCLUDED)

  $12,150   Purdue University Revenue
            (Student Facilities System),
            Series A                            A         3.950%    $ 12,150,000
   24,515   (Student Fee), Series V
            Purdue University Revenue           A         3.950       24,515,000
                                                                    ------------
                                                                     117,580,000

IOWA--0.49%
   17,400   Iowa Higher Education Loan
            Authority Revenue (Aces
            Education Loan Private
            College)                            A         4.040       17,400,000

KANSAS--0.44%
   15,700   Kansas Development Finance
            Authority Revenue (Sisters
            of Charity), Series D               A         4.030       15,700,000

KENTUCKY--1.16%
   22,700   Kenton County Airport Board,
            Special Facilities Revenue
            Refunding, Series B                 A         4.040       22,700,000
    6,090   Kentucky Public Energy
            Authority Gas Supply
            Revenue, Series A                   A         4.060        6,090,000
   12,575   Louisville & Jefferson
            County Visitors & Convention
            Community Refunding
            (Kentucky International
            Convention), Series B               A         4.040       12,575,000
                                                                      41,365,000

LOUISIANA--0.89%
    3,150   Louisiana Citizens Property
            Insurance Corp. Assessment
            Revenue (Putters), Series
            1349*                               A         4.010        3,150,000
   12,505   Louisiana Public Facilities
            Authority Revenue (College
            and University Equipment and
            Capital), Series A                  A         3.980       12,505,000


--------------------------------------------------------------------------------
30

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY    INTEREST
  (000)                                       DATES        RATES        VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

LOUISIANA--(CONCLUDED)
  $16,100   South Louisiana Port
            Commission Marine Terminal
            Facilities Revenue Refunding
            (Occidental Petroleum)              A         4.000%    $ 16,100,000
                                                                    ------------
                                                                      31,755,000

MARYLAND--3.46%
   13,770   Baltimore County Revenue
            (Oak Crest Village, Inc.
            Project), Series A                  A         3.980       13,770,000
   18,475   Baltimore Industrial
            Development Authority
            Revenue (Baltimore Capital
            Acquisition)                        A         4.000       18,475,000
    7,300   Maryland Economic
            Development Corp. Revenue
            (US Pharmacopeial Project),
            Series A                            A         4.040        7,300,000
   28,900   Maryland Health & Higher
            Educational Facilities
            Authority Revenue (Pooled
            Loan Program), Series A             A         3.950       28,900,000
   43,575   Maryland Health & Higher
            Educational Facilities
            Authority Revenue (Pooled
            Loan Program), Series B             A         3.970       43,575,000
   11,427   Maryland Health & Higher
            Educational Facilities
            Authority Revenue (Pooled
            Loan Program), Series D             A         3.980       11,427,000
                                                                    ------------
                                                                     123,447,000

MASSACHUSETTS--8.29%
   21,510   Massachusetts Health &
            Educational Facilities
            Authority Revenue (Partners
            Healthcare System), Series
            P-1                                 A         3.980       21,510,000


--------------------------------------------------------------------------------
                                                                              31

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
  (000)                                        DATES      RATES        VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

MASSACHUSETTS--(CONCLUDED)
  $14,650   Massachusetts Health &
            Educational Facilities
            Authority Revenue (Partners
            Healthcare System),
            Series P-2                           A        3.970%    $ 14,650,000
   75,060   Massachusetts State
            Refunding, Series A                  A        3.960       75,060,000
   24,850   Massachusetts Water Resources
            Authority Refunding (General
            Multi-Modal), Subordinated
            Series B                             A        3.980       24,850,000
   43,800   Massachusetts Water Resources
            Authority Refunding (General
            Multi-Modal), Subordinated
            Series C                             A        3.980       43,800,000
   25,000   Massachusetts Water Resources
            Authority Refunding (General
            Multi-Modal), Subordinated
            Series D                             A        3.980       25,000,000
   25,000   Massachusetts Water Resources
            Authority, Series A                  A        3.950       25,000,000
   10,000   Pembroke Bond Anticipation
            Notes                            08/03/06     4.000       10,003,392
   37,800   Route 3 North Transportation
            Improvements Association,
            Lease Revenue (Demand
            Obligation Bond), Series B           A        3.960       37,800,000
   18,000   University of Massachusetts
            Building Authority Project
            Revenue Refunding, Series 1          A        3.960       18,000,000
                                                                    ------------
                                                                     295,673,392

MICHIGAN--1.59%
   30,000   Kent Hospital Finance
            Authority Revenue Refunding
            (Spectrum Health), Series A          A        3.950       30,000,000
   10,000   Michigan Building Authority
            Revenue (Multi-Modal
            Facilities Program), Series
            IIA                                  A        3.980       10,000,000


--------------------------------------------------------------------------------
32

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
  (000)                                        DATES      RATES        VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

MICHIGAN--(CONCLUDED)
  $16,800   Michigan Housing Development
            Authority, Single Family
            Mortgage Revenue Refunding,
            Series A                            A        3.980%     $16,800,000
                                                                   ------------
                                                                     56,800,000

MINNESOTA--0.86%
   16,830   Minneapolis Health Care
            Systems Revenue Refunding
            (Fairview Health Services),
            Series A                            A        3.950       16,830,000
   13,900   Minneapolis Health Care
            Systems Revenue Refunding
            (Fairview Health Services),
            Series C                            A        3.950       13,900,000
                                                                   ------------
                                                                     30,730,000

MISSOURI--1.81%
   12,000   Bi-State Development Agency
            Metropolitan District Revenue
            Subordinated (Mass Transit
            MetroLink), Series A                A        3.980       12,000,000
   10,400   Missouri Health & Educational
            Facilities Authority Revenue
            (Assemblies of God College)         A        4.000       10,400,000
   12,282   Missouri Health & Educational
            Facilities Authority Revenue
            (Barnes Hospital Project),
            Series B                            A        3.980       12,282,000
   16,950   Missouri Health & Educational
            Facilities Authority Revenue
            (Washington University),
            Series A                            A        4.030       16,950,000
   13,000   Missouri Health & Educational
            Facilities Authority Revenue
            (Washington University),
            Series B                            A        4.030       13,000,000
                                                                   ------------
                                                                     64,632,000

NEBRASKA--0.31%
   11,100   NEBHELP, Inc. Revenue
            (Multiple-Mode), Series E           A        4.050       11,100,000


--------------------------------------------------------------------------------
                                                                              33

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
  (000)                                        DATES      RATES        VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

NEVADA--1.05%
  $ 9,000   Clark County Airport
            Improvement Revenue
            Refunding, Series A                 A        3.960%    $  9,000,000
   28,500   Clark County Airport Revenue,
            Sub Lien, Series C                  A        3.960       28,500,000
                                                                   ------------
                                                                     37,500,000

NEW HAMPSHIRE--0.39%
   13,800   New Hampshire Business
            Finance Authority Resource
            Recovery Revenue Refunding
            (Wheelabrator), Series A            A        4.000       13,800,000

NORTH CAROLINA--7.49%
    9,800   Charlotte Certificates of
            Participation (Governmental
            Facilities Authority),
            Series F                            A        4.000        9,800,000
   68,350   Charlotte Water & Sewer
            System Revenue Refunding,
            Series C                            A        3.950       68,350,000
   16,730   Charlotte-Mecklenburg
            Hospital Authority Health
            Care System Revenue Refunding
            (Carolinas Healthcare),             A        4.040       16,730,000
            Series C
   20,500   Concord Utilities System
            Revenue Refunding,
            Series B                            A        3.950       20,500,000
   10,300   Fayetteville Public Works
            Commission Revenue Refunding,
            Series A                            A        3.960       10,300,000
   59,815   Mecklenburg County
            Certificates of Participation       A        3.950       59,815,000
   11,760   North Carolina Educational
            Facilities Finance Agency
            Revenue (Elon College)              A        4.000       11,760,000
   16,550   North Carolina Medical Care
            Commission Hospital Revenue
            (Baptist Hospitals Project)         A        3.950       16,550,000


--------------------------------------------------------------------------------
34

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
  (000)                                        DATES      RATES        VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

NORTH CAROLINA--(CONCLUDED)
  $21,050   North Carolina Refunding,
            Series C                              A        3.950%   $ 21,050,000
   27,595   Union County, Series A                A        3.940      27,595,000
    4,500   University of North Carolina
            Hospital Chapel Hill Revenue,
            Series B                              A        4.050       4,500,000
                                                                    ------------
                                                                     266,950,000

OHIO--3.24%
   10,000   Butler County Capital Funding
            Revenue (CCAO Low Cost
            Capital), Series A                    A        3.990      10,000,000
   18,900   Columbus Sewer Revenue
            Refunding                             A        3.970      18,900,000
   36,240   Franklin County Hospital
            Revenue Refunding and
            Improvement (US Health Corp.),
            Series A                              A        3.960      36,240,000
   10,100   Franklin County Hospital
            Revenue Refunding
            Subordinated (OhioHealth
            Doctors Hospital), Series B           A        3.970      10,100,000
   14,200   Ohio Air Quality Development
            Authority Revenue Refunding
            (Ohio Edison Project), Series A       A        3.950      14,200,000
   26,300   Ohio Water Development
            Authority Revenue Refunding
            (Water Development-Pure
            Water Project)                        A        3.980      26,300,000
                                                                    ------------
                                                                     115,740,000

OKLAHOMA--0.25%
    8,845   Oklahoma Industrial Authority
            Revenue Refunding
            (Integris Baptist), Series B          A        4.030       8,845,000


--------------------------------------------------------------------------------
                                                                              35

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES       VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

OREGON--0.42%

  $15,000   Oregon Tax Anticipation Notes,
            Series A                          11/27/06    4.500%    $ 15,084,815

PENNSYLVANIA--6.04%
   10,100   Butler County General Authority
            Revenue Refunding (Conneaut
            School District Project),
            Series A                              A       3.980       10,100,000
   10,490   Cumberland County Municipal
            Authority Revenue Refunding
            (Lutheran Services
            Northeast/Tressler Lutheran
            Services Obligated Group
            Project), Series C                    A       3.980       10,490,000
   14,065   Delaware County Authority,
            Hospital Revenue
            (Crozer-Chester Medical Center)       A       3.970       14,065,000
   45,450   Delaware Valley Regional
            Finance Authority (Local
            Government Revenue)                   A       3.970       45,450,000
   25,615   Lancaster County Hospital
            Authority Revenue (Health
            Center, Masonic Homes Project)        A       3.980       25,615,000
   9,000    Philadelphia Authority for
            Industrial Development Revenue
            (Regional Performing Arts
            Center Project)                       A       3.920       9,000,000
   15,260   Philadelphia Water &
            Wastewater Revenue Refunding          A       3.960       15,260,000
   57,095   Philadelphia Water & Wastewater
            Revenue Refunding,  Series B          A       3.950       57,095,000
   14,200   University of Pittsburgh of the
            Commonwealth Systems of Higher
            Education (University Capital
            Project), Series B                    A       3.950       14,200,000


--------------------------------------------------------------------------------
36

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES       VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

PENNSYLVANIA--(CONCLUDED)
  $13,925   York General Authority Revenue
            (Pooled Financing
            Subordinated), Series B               A       3.980%    $ 13,925,000
                                                                    ------------
                                                                     215,200,000

RHODE ISLAND--0.56%
   20,000   Lincoln Bond Anticipation Notes   08/01/06    4.250       20,011,077

SOUTH CAROLINA--1.80%
   14,850   Berkeley County Water & Sewer
            Revenue Refunding System,
            Series A                              A       4.000       14,850,000
   27,800   Piedmont Municipal Power
            Agency, South Carolina Electric
            Revenue Refunding, Series A           A       3.980       27,800,000
   10,000   South Carolina Educational
            Facilities Authority for
            Private Nonprofit Institutions
            of Higher Learning Refunding
            and Improvement (Anderson
            College)                              A       4.000       10,000,000
   11,325   South Carolina Jobs-Economic
            Development Authority, Hospital
            Facilities Revenue (Regional
            Medical Center of Orangeburg)         A       3.950       11,325,000
                                                                    ------------
                                                                      63,975,000

TENNESSEE--4.21%
   60,590   Clarksville Public Building
            Authority Revenue, Pooled
            Financing (Tennessee Municipal
            Bond Fund)                            A       4.050       60,590,000
   13,805   Knox County Health Educational
            & Housing Facilities Board
            Revenue Refunding (Baptist
            Hospital Systems Project)             A       3.980       13,805,000


--------------------------------------------------------------------------------
                                                                              37

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)

TENNESSEE--(CONCLUDED)
  $13,425   Metropolitan Government of
            Nashville & Davidson County,
            Industrial Development
            Refunding (David Lipscomb
            University Project)                   A       3.990%    $ 13,425,000
   17,000   Montgomery County Public
            Building Authority Pooled
            Financing Revenue (Tennessee
            County Loan Pool)                     A       4.000       17,000,000
      515   Montgomery County Public
            Building Authority Revenue
            Financing Government
            Obligation (Pooled Loan)              A       4.000          515,000
   44,000   Shelby County Public
            Improvement and School,
            Series B                              A       4.000       44,000,000
      640   Tusculum Health Educational &
            Housing Facilities Board,
            Educational Facilities Revenue
            (Tusculum College Project)            A       3.990          640,000
                                                                    ------------
                                                                     149,975,000

TEXAS--7.63%
   23,100   Arlington Special Obligation
            (Special Tax-Dallas Cowboys),
            Series B                              A       4.000       23,100,000
   15,000   Dallas North Tollway System
            Revenue, Series C                     A       4.000       15,000,000
   30,400   Harris County Health Facilities
            Development Corp. Revenue
            (Methodist Hospital Systems),
            Series A                              A       3.600       30,400,000
   18,300   Harris County Health Facilities
            Development Corp. Special
            Facilities Revenue (Texas
            Medical Center Projects)              A       4.030       18,300,000
   20,000   Northwest Texas Independent
            School District                   08/03/06    3.440       20,000,707


--------------------------------------------------------------------------------
38

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES        VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)

TEXAS--(CONCLUDED)
 $  7,050   Tarrant County Housing
            Finance Corp. Revenue
            Refunding (Multi-Family
            Housing Apartments Project)           A       4.040%    $  7,050,000
  133,500   Texas Tax and Revenue
            Anticipation Notes                08/31/06    4.500      133,827,521
   24,165   Texas Turnpike Authority,
            Central Texas Turnpike System
            Revenue, First Tier, Series B         A       3.950       24,165,000
                                                                    ------------
                                                                     271,843,228

VIRGINIA--0.32%
   11,545   Fairfax County Economic
            Development Authority
            Revenue (Smithsonian
            Institution), Series A                A        3.950      11,545,000

WASHINGTON--4.81%
   23,000   Energy Northwest Washington
            Electric Revenue Refunding
            (Project No. 3), Series D-3-1         A        3.960      23,000,000
   26,850   Energy Northwest Washington
            Electric Revenue Refunding
            (Project No. 3), Series E             A        3.980      26,850,000
   23,195   King County Sewer Revenue
            (Junior Lien), Series A               A        3.950      23,195,000
   22,200   King County Sewer Revenue
            (Junior Lien), Series B               A        3.980      22,200,000
   35,370   Snohomish County Public
            Utility District No. 001,
            Electric Revenue Refunding
            (Generation Systems),
            Series 2001A                          A        3.960      35,370,000
   10,000   Tulalip Tribes of The Tulalip
            Reservation Special Revenue
            Refunding                             A        4.020      10,000,000


--------------------------------------------------------------------------------
                                                                              39

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                    MATURITY   INTEREST
  (000)                                       DATES      RATES          VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONCLUDED)
--------------------------------------------------------------------------------
WASHINGTON--(CONCLUDED)
  $ 7,645   Washington Health Care
            Facilities Authority Revenue
            (Providence Services),
            Series A                            A       4.030%    $    7,645,000
   22,745   Washington Public Power
            Supply Systems Nuclear
            Project No. 1 Revenue
            Refunding, Series 1A-2              A       3.960         22,745,000
      615   Washington Public Power
            Supply Systems Nuclear
            Project No. 3 Electric
            Revenue Refunding, Series 3A        A       4.000            615,000
                                                                   -------------
                                                                     171,620,000

WISCONSIN--0.74%
   16,500   Appleton Area School District
            Tax and Revenue Anticipation
            Promissory Notes                09/29/06    4.000         16,513,436
   10,000   Wisconsin Center District Tax
            Revenue, Series A                   A       4.000         10,000,000
                                                                   -------------
                                                                      26,513,436
Total municipal bonds and notes
(cost--$3,224,257,659)                                             3,224,257,659

TAX-EXEMPT COMMERCIAL PAPER--10.63%

FLORIDA--1.50%
   12,280   City of Jacksonville            09/12/06    3.550         12,280,000
    9,300   Jacksonville Electric
            Authority                       08/11/06    3.530          9,300,000
   15,000   Jacksonville Electric
            Authority, Series 200-F         09/14/06    3.480         15,000,000
   10,000   Jacksonville Electric
            Authority, Series C             09/08/06    3.350         10,000,000
    7,000   Palm Beach County School
            District                        10/12/06    3.470          7,000,000
                                                                   -------------
                                                                      53,580,000


--------------------------------------------------------------------------------
40

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY    INTEREST
  (000)                                         DATES       RATES       VALUE
--------------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER--(CONTINUED)

GEORGIA--0.42%
  $15,000   Burke County Development
            Authority Pollution Control
            Revenue (Oglethorpe Power         09/08/06 to 3.350 to
            Corp.)                            09/13/06    3.500%     $15,000,000

ILLINOIS--1.29%
   10,000   Evanston Hospital, Series A       09/07/06    3.350       10,000,000
   10,000   Evanston Hospital, Series B       09/07/06    3.350       10,000,000
   10,000   Evanston Hospital, Series C       09/07/06    3.350       10,000,000
   16,000   Illinois Educational Facilities
            Authority Revenue                 08/09/06    3.500       16,000,000
                                                                   -------------
                                                                      46,000,000

INDIANA--0.84%
   30,000   Indiana University                09/08/06 to
                                              09/11/06    3.550       30,000,000

LOUISIANA--0.39%
   13,970   Louisiana Offshore Terminal
            Authority Deepwater Port
            Revenue Refunding (Loop, Inc.
            First Stage), Series A            09/14/06    3.580       13,970,000

MARYLAND--0.86%
   30,662   Johns Hopkins University          08/04/06 to 3.500 to
                                              09/06/06    3.720       30,662,000

NEW YORK--1.32%
   47,000   New York City Municipal Water     08/15/06 to
            Authority                         08/17/06    3.670       47,000,000


--------------------------------------------------------------------------------
                                                                              41

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY    INTEREST
  (000)                                         DATES       RATES       VALUE
--------------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER--(CONTINUED)

NORTH CAROLINA--0.59%
  $20,900   Charlotte Water & Sewer           07/26/06 to 3.600 to
                                              08/01/06    3.680%     $20,900,000

PUERTO RICO--0.67%
   24,000   Puerto Rico Government
            Development Bank Custodial
            Receipts (Backed by Letter of
            Credit from Societe Generale)*    07/24/06    3.250       24,000,000

SOUTH CAROLINA--0.28%
   10,000   South Carolina Public Service
            Authority                         08/08/06    3.550       10,000,000

TENNESSEE--0.28%
   10,000   Metropolitan Government
            Nashville--Vanderbilt
            University                        08/04/06    3.720       10,000,000

TEXAS--1.40%
   18,000   Harris County                     08/08/06 to 3.550 to
                                              08/09/06    3.630       18,000,000
   10,000   Houston Higher Education
            Finance Authority--Rice
            University                        08/10/06    3.520       10,000,000
   12,500   Houston Utility Systems Revenue   09/06/06    3.350       12,500,000
    9,200   Texas A & M University            08/14/06    3.530        9,200,000
                                                                   -------------
                                                                      49,700,000

UTAH--0.28%
   10,000   Intermountain Power Agency
            Revenue                           10/06/06    3.400       10,000,000

WASHINGTON--0.37%
   13,000   King County Sewer Revenue         09/13/06    3.560       13,000,000


--------------------------------------------------------------------------------
42

UBS RMA TAX-FREE FUND INC.

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                   MATURITY   INTEREST
  (000)                                      DATE       RATE          VALUE
--------------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER--(CONCLUDED)

WYOMING--0.14%
   $5,000   Sweetwater County
            Series 88A (Pacificorp)        09/08/06     3.570%   $    5,000,000
Total tax-exempt commercial paper                                --------------
(cost--$378,812,000)                                                378,812,000
Total investments (cost--$3,603,069,659
which approximates cost for federal
income tax purposes)--101.06%                                     3,603,069,659
Liabilities in excess of other assets--
(1.06)%                                                             (37,712,964)
Net assets (applicable to 3,566,092,454
shares of common stock outstanding                               --------------
equivalent to $1.00 per share)--100.00%                          $3,565,356,695

A Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2006, and reset periodically.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.58% of net assets as of June 30, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Weighted average maturity--14 days

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
                                                                              43

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                         MATURITY   INTEREST
  (000)                                            DATES      RATES       VALUE
----------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--92.00%
  $ 3,600   California, Daily Kindergarten
            Universal, Series A-5                    A       3.880%    $ 3,600,000
   10,000   California Department of
            Water Resources Power Supply
            Revenue (Putters), Series 344            A       4.000      10,000,000
   18,060   California Department of
            Water Resources Power
            Supply Revenue, Series C-4               A       3.920      18,060,000
    7,200   California Department of
            Water Resources Power
            Supply Revenue, Subseries F-2            A       3.940       7,200,000
    9,200   California Department of
            Water Resources Power
            Supply Revenue, Subseries F-4            A       3.930       9,200,000
    3,655   California Department of
            Water Resources Power
            Supply Revenue, Subseries F-5            A       4.000       3,655,000
    8,000   California Department of
            Water Resources Power
            Supply Revenue, Subseries G-14           A       3.920       8,000,000
   10,100   California Educational Facilities
            Authority Revenue Refunding
            (Carnegie Institution Washington),
            Series A                                 A       3.920      10,100,000
    7,850   California Educational Facilities
            Authority Revenue
            (Stanford University), Series S-4        A       3.890       7,850,000
   10,000   California Health Facilities
            Financing Authority
            (Catholic Health Facilities),
            Series J                                 A       3.890      10,000,000
    6,904   California Health Facilities
            Financing Authority (Floating
            Pooled Loan Program), Series B           A       3.920       6,904,000
    8,000   California Health Facilities
            Financing Authority (Hospital
            Adventist Health Systems),
            Series A                                 A       3.950       8,000,000


--------------------------------------------------------------------------------
44

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                          MATURITY   INTEREST
  (000)                                             DATES      RATES       VALUE
-----------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
  $15,500   California Infrastructure &
            Economic Development Revenue
            (Buck Institute for Age Research)         A       3.900%    $15,500,000
    8,100   California Infrastructure &
            Economic Development Revenue
            (Independent Systems Operation
            Corp. Project), Series B                  A       3.890       8,100,000
    5,615   California Infrastructure &
            Economic Development Revenue
            (Independent Systems Operation
            Corp. Project), Series C                  A       3.920       5,615,000
    8,200   California Infrastructure &
            Economic Development Revenue
            (Rand Corp.), Series B                    A       3.890       8,200,000
    2,750   California Pollution Control
            Financing Authority Pollution
            Control Revenue
            (ExxonMobil Project)                      A       3.800       2,750,000
   11,890   California, Series A-2                    A       3.880      11,890,000
    8,900   California, Series B, Subseries B-6       A       3.920       8,900,000
    5,000   California, Series B-1                    A       3.900       5,000,000
    5,000   California, Series C-1                    A       3.920       5,000,000
    6,985   California Statewide Communities
            Development Authority Revenue
            (Cathedral High School Project)           A       3.850       6,985,000
    4,100   California Statewide Communities
            Development Authority Revenue
            Certificates of Participation
            Refunding (House Ear Institute)           A       3.930       4,100,000
   18,560   California Statewide Communities
            Development Authority Revenue
            (Kaiser Permanente), Series C             A       3.950      18,560,000
   16,900   California Statewide Communities
            Development Authority Revenue
            (Kaiser Permanente), Series D             A       3.950      16,900,000
    3,400   California Statewide Communities
            Development Authority Revenue
            (Kaiser Permanente), Series M             A       3.950       3,400,000


--------------------------------------------------------------------------------
                                                                              45

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                          MATURITY   INTEREST
  (000)                                             DATES      RATES       VALUE
-----------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
   $4,220   California Statewide Communities
            Development Authority Revenue
            (North Peninsula Jewish)                  A       3.930%    $ 4,220,000
   19,420   California Transit Financing
            Authority                                 A       3.920      19,420,000
    4,900   Abag Finance Authority for
            Nonprofit Corps. Revenue (Jewish
            Community Center Project)                 A       3.950       4,900,000
    9,920   Association of Bay Area
            Governments Finance Authority
            for Nonprofit Corps. Certificates
            of Participation (Lucile Salter
            Packard Project)                          A       3.950       9,920,000
    7,000   Bay Area Toll Authority Toll Bridge
            Revenue (San Francisco Bay Area),
            Series A                                  A       3.870       7,000,000
   12,300   Bay Area Toll Authority Toll Bridge
            Revenue (San Francisco Bay Area),
            Series B                                  A       3.850      12,300,000
   15,000   Bay Area Toll Authority Toll Bridge
            Revenue (San Francisco Bay Area),
            Series B-2                                A       3.850      15,000,000
    8,000   Bay Area Toll Authority Toll Bridge
            Revenue (San Francisco Bay Area),
            Series C                                  A       3.880       8,000,000
    8,000   Desert Sands Unified School
            District Tax and Revenue
            Anticipation Notes                    07/07/06    3.500       8,001,152
   18,000   Dublin San Ramon Services
            District Sewer Revenue Certificates
            of Participation                          A       3.900      18,000,000
    8,725   East Bay Municipal Utility District
            Wastewater Systems Revenue
            Refunding, Subseries 1                    A       3.880       8,725,000
    8,620   East Bay Municipal Utility District
            Water Systems Revenue Refunding,
            Subseries A                               A       3.870       8,620,000
    2,300   East Bay Municipal Utility District
            Water Systems Revenue Refunding,
            Subseries B                               A       3.880       2,300,000


--------------------------------------------------------------------------------
46

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                       MATURITY   INTEREST
  (000)                                          DATES      RATES       VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
  $10,600   East Bay Municipal Utility
            District Water Systems Revenue
            Refunding, Subseries B-1               A         3.880%  $10,600,000
    9,935   East Bay Municipal Utility
            District Water Systems Revenue
            Refunding, Subseries B-3               A         3.920     9,935,000
    8,000   Elk Grove Unified School
            District Tax and Revenue
            Anticipation Notes                 07/06/06      3.750     8,000,746
    1,300   Irvine Improvement Bond Act
            of 1915 Limited Obligation
            (Assessment District 05-21),
            Series A                               A         3.990     1,300,000
   13,745   Irvine Improvement Bond Act
            of 1915 Limited Obligation
            (Assessment District 85-7-I)           A         3.950    13,745,000
    4,800   Lodi Electric Systems Revenue
            Certificates of Participation,
            Series A                               A         3.870     4,800,000
   10,500   Los Angeles County Transport
            Commission Sales Tax and
            Revenue, Series A                      A         3.870    10,500,000
   12,400   Los Angeles Multi-Family Housing
            Revenue (Museum Terrace
            Apartments), Series H                  A         3.930    12,400,000
   35,000   Los Angeles Wastewater Systems
            Revenue Refunding, Subseries A         A         3.980    35,000,000
    6,000   Los Angeles Wastewater Systems
            Revenue Refunding, Subseries B-1       A         3.930     6,000,000
   10,000   Los Angeles Water and Power
            Revenue, Subseries A-1                 A         3.920    10,000,000
    5,000   Los Angeles Water and Power
            Revenue, Subseries A-4                 A         3.890     5,000,000
    9,900   Los Angeles Water and Power
            Revenue, Subseries A-5                 A         3.920     9,900,000
    3,850   Los Angeles Water and Power
            Revenue, Subseries B-3                 A         3.940     3,850,000


--------------------------------------------------------------------------------
                                                                              47

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                       MATURITY   INTEREST
  (000)                                          DATES      RATES       VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
  $   800   Menlo Park Community
            Development Agency Tax
            Allocation Refunding (Las Pulgas
            Community Development)                 A         3.990%  $   800,000
    5,000   Metropolitan Water District
            Southern California Waterworks
            Revenue, Series A-2                    A         3.850     5,000,000
   10,000   Metropolitan Water District
            Southern California Waterworks
            Revenue, Series B-1                    A         3.920    10,000,000
   20,000   Metropolitan Water District
            Southern California Waterworks
            Revenue, Series B-2                    A         3.920    20,000,000
    5,850   Newport Beach Revenue (Hoag
            Memorial Hospital), Series A           A         3.990     5,850,000
    3,795   Newport Beach Revenue (Hoag
            Memorial Hospital), Series B           A         3.990     3,795,000
    7,645   Newport Beach Revenue (Hoag
            Memorial Hospital), Series C           A         3.990     7,645,000
   16,100   Northern California Power Agency
            Revenue Refunding
            (Hydroelectric No. 1-A)                A         3.870    16,100,000
    7,005   Northern California Transmission
            Agency Revenue Refunding
            (California-Oregon Transmission),
            Series A                               A         3.900     7,005,000
   25,513   Oakland Alameda County
            Coliseum Authority Lease
            Revenue                                A         3.950    25,513,000
   15,000   Oakland Alameda County
            Coliseum Authority Lease Revenue
            (Coliseum Project), Series C-2         A         3.920    15,000,000
    6,590   Orange County Apartment
            Development Revenue (Niguel
            Village), Series AA                    A         3.940     6,590,000
   13,200   Orange County Apartment
            Development Revenue (Seaside
            Meadow), Series C                      A         3.870    13,200,000


--------------------------------------------------------------------------------
48

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                       MATURITY   INTEREST
  (000)                                          DATES      RATES       VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
  $40,000   Orange County Water District
            Revenue Certificates of
            Participation, Series A                A         3.870%  $40,000,000
   17,000   Puerto Rico Commonwealth
            Tax and Revenue Anticipation
            Notes                              07/28/06      4.500    17,015,728
    5,000   Riverside County Certificates
            of Participation (Aces Riverside
            County Public Facility),
            Series A                               A         3.900     5,000,000
    5,430   Sacramento County Certificates
            of Participation (Administration
            Center and Courthouse Project)         A         3.920     5,430,000
    5,500   Sacramento County Sanitation
            District Financing Authority
            Revenue Subordinated Lien
            (Sacramento), Series C                 A         3.940     5,500,000
   12,300   Sacramento Unified School
            District Certificates of
            Participation                          A         3.950    12,300,000
   11,400   San Bernardino County
            Certificates of Participation
            (County Center Refinancing
            Project)                               A         3.890    11,400,000
   10,000   San Diego County Certificates
            of Participation                       A         3.950    10,000,000
    4,350   San Francisco City and County
            Airports Community International
            Airport Revenue Refunding,
            Second Series 33I                      A         3.940    4,350,000
   14,000   San Francisco City and County
            Airports Community International
            Airport Revenue Refunding,
            Second Series 33J                      A         3.850    14,000,000
    4,000   San Francisco City and County
            Redevelopment Agency Revenue
            (Community Facilities District
            No. 4)                                 A         3.940    4,000,000
    8,800   San Jose Redevelopment Agency
            Revenue (Merged Area
            Redevelopment Project),
            Series B                               A         3.850     8,800,000


--------------------------------------------------------------------------------
                                                                              49

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY    INTEREST
  (000)                                        DATES        RATES         VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)
   $5,400   Santa Ana Health Facilities
            Revenue (Multi Modal Town
            and Country)                         A         3.930%   $  5,400,000
    8,800   Santa Clara Unified School
            District Tax and Revenue
            Anticipation Notes                07/02/07     4.500       8,883,072
   15,050   Simi Valley Multi-Family
            Housing Revenue Refunding
            (Lincoln Wood Ranch)                 A         3.910      15,050,000
    5,300   South Placer Wastewater
            Authority California Wastewater
            Revenue, Series B                    A         3.980       5,300,000
   27,400   Southern California Public Power
            Authority Transmission Project
            Revenue, Subordinated Refunding
            (Southern Transmission)              A         3.870      27,400,000
    4,100   Turlock Irrigation District
            Certificates of Participation
            (Capital Improvement and
            Refunding Project)                   A         3.930       4,100,000
   10,000   Vernon Natural Gas Financing
            Authority Revenue, (Vernon Gas
            Project), Series B                   A         3.950      10,000,000
   25,000   Western Placer Unified School
            Certificates of Participation
            (School Facilities Project),         A         3.950      25,000,000
            Series A
Total municipal bonds and notes                                     ------------
(cost--$866,332,698)                                                 866,332,698

TAX-EXEMPT COMMERCIAL PAPER--10.99%
   10,000   California Educational
            Facilities Authority (Carnegie    09/07/06 to  3.610 to
            Institute of Washington)          09/08/06     3.630      10,000,000
    6,400   California Statewide
            Community Development
            Authority (Kaiser Permanente)     09/13/06     3.500       6,400,000
   24,000   Los Angeles Municipal             09/07/06 to  3.330 to
            Improvement Corp.                 10/06/06     3.550      24,000,000


--------------------------------------------------------------------------------
50

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                   MATURITY    INTEREST
  (000)                                      DATES       RATES       VALUE
-----------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER--(CONCLUDED)
  $11,000   Puerto Rico Government
            Development Bank Enhanced
            Custodial Receipts (Backed
            by Letter of Credit from
            Societe Generale)*             07/24/06     3.250%   $ 11,000,000
    1,700   Riverside County               09/14/06     3.580       1,700,000
    5,000   San Diego County Water         08/10/06     3.580       5,000,000
   18,145   San Jose Finance               07/31/06 to  3.380 to
            Authority                      10/31/06     3.610      18,145,000
   11,500   San Gabriel Valley Council     08/09/06 to  3.540 to
            of Government                  10/06/06     3.550      11,500,000
    5,000   Transmission Authority
            of Northern California         08/09/06     3.550       5,000,000
   10,700   Ventura County Public          08/03/06 to
            Finance Authority              08/04/06     3.700      10,700,000
Total tax-exempt commercial paper                                ------------
(cost--$103,445,000)                                              103,445,000
Total investments (cost--$969,777,698
which approximates cost for federal
income tax purposes)--102.99%                                     969,777,698
Liabilities in excess of other assets--(2.99)%                    (28,153,840)
Net assets (applicable to 942,037,379
shares of beneficial interest
outstanding equivalent to $1.00 per                              ------------
share)--100.00%                                                  $941,623,858

A Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2006 and reset periodically.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 1.17% of net assets as of June 30, 2006, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Weighted average maturity--15 days

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
                                                                              51

UBS RMA NEW YORK MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                    MATURITY   INTEREST
  (000)                                       DATES      RATES       VALUE
-----------------------------------------------------------------------------

MUNICIPAL   BONDS AND NOTES--92.36%
  $25,520   New York State Dormitory
            Authority Revenue (Cornell                 3.900 to
            University), Series B               A      4.000%     $25,520,000
    8,000   New York State Dormitory
            Authority Revenue (Mental
            Health Facilities
            Improvement),
            Series F-2B                         A      3.950        8,000,000
    6,992   New York State Dormitory
            Authority Revenue
            (Metropolitan Museum of Art)        A      3.900        6,992,000
   29,200   New York State Dormitory
            Authority Revenue Non State
            Supported Debt (North
            Shore-Long Island Jewish
            Health System), Series A            A      3.930       29,200,000
    5,400   New York State Dormitory
            Authority Revenue Non State
            Supported Debt, Series C            A      3.950        5,400,000
   17,300   New York State Dormitory
            Authority Revenue Non State
            Supported Debt (University of
            Rochester), Series A-1              A      3.920       17,300,000
   12,200   New York State Dormitory
            Authority Revenue
            (Wagner College)                    A      3.950       12,200,000
    6,000   New York State Energy
            Research & Development
            Authority Facilities Revenue
            (Con Edison), Subseries A-1         A      3.930        6,000,000
   22,150   New York State Energy
            Research & Development
            Authority Pollution Control
            Revenue (Orange & Rockland
            Project), Series A                  A      3.910       22,150,000
    5,000   New York State Housing
            Finance Agency (Normandie
            Court I Project)                    A      3.950        5,000,000
   13,000   New York State Housing
            Finance Agency Revenue
            (North End Ave. Housing),
            Series A                            A      3.950       13,000,000


--------------------------------------------------------------------------------
52

UBS RMA NEW YORK MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES       VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
  $20,000   New York State Housing
            Finance Agency Service
            Contract Revenue Refunding,
            Series A                              A       3.950%    $20,000,000
   10,000   New York State Housing
            Finance Agency Service
            Contract Revenue Refunding,
            Series D                              A       3.950      10,000,000
    5,500   New York State Local
            Government Assistance Corp.
            Refunding (Sub Lien),
            Series A-5V                           A       3.950       5,500,000
    6,000   New York State Local
            Government Assistance Corp.
            Refunding (Sub Lien),
            Series A-6V                           A       3.950       6,000,000
    7,395   New York State Local
            Government Assistance Corp.,
            Series B                              A       3.950       7,395,000
   12,265   New York State Local
            Government Assistance Corp.,
            Series G                              A       3.910      12,265,000
    6,265   New York State Thruway
            Authority Personal Income Tax
            Revenue (Putters), Series 1186        A       4.010       6,265,000
   14,000   New York State Urban
            Development Corp. Revenue
            (State Facilities & Equipment),
            Subseries A-3-B                       A       3.910      14,000,000
    8,570   New York State Urban
            Development Corp. Revenue
            (State Facilities & Equipment),
            Subseries A-3-C                       A       3.950       8,570,000
    3,053   Arlington Central School
            District Bond Anticipation
            Notes                             11/01/06    4.250       3,064,265


--------------------------------------------------------------------------------
                                                                              53

UBS RMA NEW YORK MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES       VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
   $3,800   Dutchess County Industrial
            Development Agency Civic
            Facilities Revenue
            (Marist College), Series A            A       3.960%    $ 3,800,000
    6,550   Erie County Water Authority           A       3.910       6,550,000
    2,390   Great Neck North Water
            Authority Systems Revenue,
            Series A                              A       3.950       2,390,000
   26,400   Jay Street Development Corp.
            New York City Facility Lease
            Revenue (Jay Street Project),
            Series A-3                            A       3.930      26,400,000
    7,000   Long Island Power Authority
            Electric Systems Revenue,
            Series D                              A       3.950       7,000,000
    8,900   Long Island Power Authority
            Electric Systems Revenue,
            Subseries 7-A                         A       3.920       8,900,000
    6,000   Metropolitan Transportation
            Authority, Subseries A-2              A       3.900       6,000,000
   18,900   Metropolitan Transportation
            Authority, Subseries A-3              A       3.950      18,900,000
    7,015   Monroe County Industrial
            Development Agency Civic
            Facilities Revenue Refunding
            (Nazareth College), Series B          A       3.940       7,015,000
    4,820   Nassau County Interim Finance
            Authority, Series A                   A       3.950       4,820,000
   19,500   New York City Housing
            Development Corp. Multi-Family
            Mortgage Revenue (The Crest),
            Series A                              A       3.950      19,500,000
    6,500   New York City Housing
            Development Corp. Multi-Family
            Rental Housing (Queenswood
            Apartments), Series A                 A       3.900       6,500,000


--------------------------------------------------------------------------------
54

UBS RMA NEW YORK MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES       VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
  $14,135   New York City Industrial
            Development Agency Civic
            Facility Revenue (Center for
            Jewish History Project)               A      3.970%     $14,135,000
    4,420   New York City Industrial
            Development Agency Civic
            Facility Revenue (Church of
            Heavenly Rest)                        A      3.970        4,420,000
    6,590   New York City Industrial
            Development Agency Civic
            Facility Revenue (MSMC Realty
            Corp. Project)                        A      3.950        6,590,000
   24,650   New York City Industrial
            Development Agency Revenue
            (Liberty 1 Bryant Park LLC),
            Series B                              A      4.060       24,650,000
    4,200   New York City Municipal Water
            Finance Authority Water &
            Sewer Systems Revenue
            (Second Generation Resolution),
            Series AA-1                           A      3.980        4,200,000
   10,000   New York City Municipal Water
            Finance Authority Water &
            Sewer Systems Revenue,
            Series F-2                            A      3.940       10,000,000
    9,000   New York City, Series I,
            Subseries I-6                         A      3.980        9,000,000
    3,800   New York City, Subseries H1                  3.960 to
                                                  A      4.030        3,800,000
    7,220   New York City Trust for
            Cultural Resources Revenue
            (Asia Society)                        A      3.940        7,220,000
    3,050   New York City Trust for
            Cultural Resources Revenue
            (Pierpont Morgan Library)             A      3.950        3,050,000
    4,800   Niagara Falls Bridge
            Commission Toll Revenue,
            Series A                              A      3.910        4,800,000


--------------------------------------------------------------------------------
                                                                              55

UBS RMA NEW YORK MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES        VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)
  $14,645   Oneida County Industrial
            Development Agency Revenue
            Civic Facilities
            (Hamilton College)                    A      3.950%     $ 14,645,000
   16,990   Oneida Indian Nation                  A      3.960        16,990,000
   10,000   Puerto Rico Commonwealth
            Tax & Revenue Anticipation
            Notes                             07/28/06   4.500        10,009,252
    3,285   Rensselaer County Industrial
            Development Agency Civic
            Facilities Revenue (Polytechnic
            Institute Project), Series A          A      4.030         3,285,000
    2,500   Riverhead Industrial
            Development Agency Civic
            Facilities Revenue Refunding
            (Central Suffolk Hospital),
            Series C                              A      3.940         2,500,000
    5,000   Suffolk County Tax
            Anticipation Notes                09/07/06   4.250         5,010,905
   20,900   Suffolk County Water
            Authority Bond Anticipation
            Notes                                 A      3.930        20,900,000
   39,115   Triborough Bridge & Tunnel
            Authority Revenue General                    3.930 to
            Purpose, Series B                     A      3.950        39,115,000
Total municipal bonds and notes                                     ------------
(cost--$565,916,422)                                                 565,916,422

TAX-EXEMPT COMMERCIAL PAPER--10.92%
    6,000   New York City General
            Obligation                        08/11/06   3.470         6,000,000
   16,000   New York City Municipal           08/15/06
            Water Finance Authority              to
                                              08/17/06   3.670        16,000,000
   13,800   New York State Environmental      09/08/06
            Facilities Corp.                     to      3.450 to
                                              09/13/06   3.580        13,800,000
   14,000   Metropolitan Transportation       07/10/06
            Authority                            to      3.500 to
                                              10/10/06   3.530        14,000,000
    9,090   Port Authority of New York &      10/05/06
            New Jersey                           to
                                              10/06/06   3.520         9,090,000


--------------------------------------------------------------------------------
56

UBS RMA NEW YORK MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                     MATURITY   INTEREST
  (000)                                        DATE       RATE         VALUE
--------------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER--(CONCLUDED)
   $8,000   Puerto Rico Government
            Development Bank Enhanced
            Custodial Receipts (Backed by
            Letter of Credit from Societe
            Generale)*                       07/24/06    3.250%    $  8,000,000
Total tax-exempt commercial paper                                  ------------
(cost--$66,890,000)                                                  66,890,000
Total investments (cost--$632,806,422
which approximates cost for federal income
tax purposes)--103.28%                                              632,806,422
Liabilities in excess of other
assets--(3.28)%                                                     (20,110,775)
Net assets (applicable to 612,820,148
shares of beneficial interest outstanding                          ------------
equivalent to $1.00 per share)--100.00%                            $612,695,647

A Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2006, and reset periodically.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 1.31% of net assets as of June 30, 2006, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Weighted average maturity--12 days

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
                                                                              57

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                       MATURITY   INTEREST
  (000)                                          DATES      RATES       VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--96.71%
   $  475   New Jersey Economic
            Development Authority
            (Bayonne Project
            Improvement), Series A                 A       3.970%    $  475,000
    3,900   New Jersey Economic
            Development Authority
            (Bayonne Project
            Improvement), Series B                 A       3.970      3,900,000
    4,770   New Jersey Economic
            Development Authority
            (Bayonne Project
            Improvement), Series C                 A       3.970      4,770,000
    3,600   New Jersey Economic
            Development Authority
            (Crowley Liner Services Project)       A       3.940      3,600,000
    1,250   New Jersey Economic
            Development Authority
            (Danic Urban Renewal)                  A       3.960      1,250,000
      405   New Jersey Economic
            Development Authority
            (Kenwood USA Corp. Project)            A       3.990        405,000
    4,000   New Jersey Economic
            Development Authority
            Revenue (First Mortgage
            Winchester Gardens), Series A      11/01/06    8.625      4,142,779
    2,000   New Jersey Economic
            Development Authority
            Revenue (Lawrenceville School
            Project), Series A                 07/01/06    5.750      2,040,000
    4,000   New Jersey Economic
            Development Authority
            Revenue Refunding (Foreign
            Trade Zone Project)                    A       4.000      4,000,000
    3,200   New Jersey Economic
            Development Authority
            Speciality Facilities Revenue
            (Port Newark Container LLC)            A       4.020      3,200,000
    5,005   New Jersey Economic
            Development Authority
            (Stolthaven Project), Series A         A       3.890      5,005,000


--------------------------------------------------------------------------------
58

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                       MATURITY   INTEREST
  (000)                                          DATES      RATES      VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
   $1,800   New Jersey Economic
            Development Authority
            (Thermal Energy Limited
            Partnership)                           A      4.000%     $1,800,000
    2,000   New Jersey Economic
            Development Authority
            (Transportation),
            Series N10-Regulation D                A      4.010       2,000,000
    3,350   New Jersey Economic
            Development Authority
            Water Facilities Revenue
            Refunding (United Water NJ,
            Inc. Project), Series A                A      3.940       3,350,000
      205   New Jersey Economic
            Development Authority
            Water Facilities Revenue
            Refunding (United Water NJ,
            Inc. Project), Series B                A      4.020         205,000
      800   New Jersey Economic
            Development Authority Water
            Facilities Revenue Refunding
            (United Water NJ, Inc. Project),
            Series C                               A      4.070         800,000
    4,800   New Jersey Educational
            Facilities Authority (College of
            New Jersey), Series A                  A      3.940       4,800,000
    2,000   New Jersey Educational
            Facilities Authority (Princeton               3.850 to
            University), Series B                  A      3.900       2,000,000
      550   New Jersey Educational
            Facilities Authority (Princeton
            University), Series F                  A      3.580         550,000
    4,620   New Jersey Health Care
            Facilities Authority
            (Community Hospital Group),
            Series A-1                             A      3.940       4,620,000
    1,950   New Jersey Health Care
            Facilities Authority
            (Robert Wood Johnson University)       A      3.940       1,950,000
    4,305   New Jersey Health Care
            Facilities Authority
            (St. Barnabas), Series A               A      3.940       4,305,000


--------------------------------------------------------------------------------
                                                                              59

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                       MATURITY   INTEREST
  (000)                                         DATES       RATES       VALUE
-------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--(CONTINUED)
   $5,800   New Jersey Health Care
            Facilities Authority
            (St. Peter's Hospital), Series B       A      3.790%     $5,800,000
    2,500   New Jersey Health Care
            Facilities Authority (Variable
            Capital Health Systems
            Obligation), Group B                   A      3.940       2,500,000
    5,200   New Jersey Health Care
            Facilities Financing Authority
            Revenue, Series A3                     A      3.930       5,200,000
    2,335   New Jersey Health Care
            Facilities Financing Authority
            Revenue (Virtua Health Issue)      07/01/06   5.000       2,335,000
    2,500   New Jersey Sports &
            Exposition Authority, Series B-1       A      3.920       2,500,000
    6,070   New Jersey State Housing &
            Mortgage Finance Agency
            Revenue (Single Family
            Housing), Series N                     A      3.980       6,070,000
    1,995   New Jersey State
            Transportation Trust Fund
            Authority (Putters), Series 1144       A      4.010       1,995,000
    5,000   New Jersey Turnpike Authority          A      3.930       5,000,000
    1,000   New Jersey Turnpike Authority
            (Putters), Series 155                  A      4.010       1,000,000
    3,900   New Jersey Turnpike Authority
            Revenue, Series C-1                    A      3.900       3,900,000
    1,210   Atlantic County Improvement
            Authority Revenue (Pooled
            Government Loan Program)               A      3.980       1,210,000
    2,000   Bergen County Improvement
            Authority (Senior Special
            Purpose Limited Obligation),
            Series B                               A      4.020       2,000,000
      670   Essex County Improvement
            Authority Revenue (Jewish
            Community Center
            Metropolitan Project)                  A      3.940         670,000
    1,600   Essex County Improvement
            Authority Revenue (Pooled
            Government Loan Program)               A      3.960       1,600,000


--------------------------------------------------------------------------------
60

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                           MATURITY    INTEREST
  (000)                                             DATES        RATES        VALUE
--------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--(CONCLUDED)
   $2,500   Mercer County Improvement
            Authority (Atlantic Foundation)           A        3.920%     $  2,500,000
    3,210   Middle Township School
            District Grant Anticipation          07/07/06 to   4.250 to
            Notes                                12/06/06      4.500         3,213,508
    4,000   Montclair Township
            Temporary Notes                      03/15/07      4.250         4,017,238
    4,000   Pequannock Township Bond
            Anticipation Notes                   08/03/06      4.000         4,003,862
    5,785   Port Authority of New York
            and New Jersey Special
            Obligation Revenue (Versatile
            Structure Obligation), Series 3           A        3.940         5,785,000
    2,400   Port Authority of New York
            and New Jersey Special
            Obligation Revenue (Versatile
            Structure Obligation), Series 4           A        3.990         2,400,000
    3,000   Puerto Rico Commonwealth
            Tax & Revenue Anticipation
            Notes                                07/28/06      4.500         3,002,776
    2,815   Rutgers State University
            Refunding, Series A                       A        3.900         2,815,000
    1,525   Salem County Pollution
            Control Financing Refunding
            (Atlantic City Electric), Series A        A        3.900         1,525,000
Total municipal bonds and notes                                           ------------
(cost--$130,210,163)                                                       130,210,163


--------------------------------------------------------------------------------
                                                                              61

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

Statement of net assets--June 30, 2006

PRINCIPAL
  AMOUNT                                      MATURITY   INTEREST
  (000)                                         DATES      RATES        VALUE
--------------------------------------------------------------------------------

TAX-EXEMPT COMMERCIAL PAPER--3.08%
    1,510   Port Authority of New York
            and New Jersey                    09/06/06     3.600       1,510,000
    2,631   Puerto Rico Government
            Development Bank Enhanced
            Custodial Receipts (Backed by
            Letter of Credit from Societe
            Generale)*                        07/24/06     3.250       2,631,000
Total tax-exempt commercial paper                                   ------------
(cost--$4,141,000)                                                     4,141,000
Total investments (cost--$134,351,163
which approximates cost for federal
income tax purposes)--99.79%                                         134,351,163
Other assets in excess of liabilities--0.21%                             288,320
Net assets (applicable to 134,636,071
shares of beneficial interest outstanding                           ------------
equivalent to $1.00 per share)--100.00%                             $134,639,483

A Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2006 and reset periodically.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 1.95% of net assets as of June 30, 2006, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Weighted average maturity--20 days

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
62

                      (This page intentionally left blank)


--------------------------------------------------------------------------------
                                                                              63

UBS RMA

Statement of operations

                                                  FOR THE YEAR ENDED JUNE 30, 2006
                                                  --------------------------------
                                                   MONEY MARKET   U.S. GOVERNMENT
                                                     PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                           $452,329,303     $40,476,791
Securities lending income
(includes $13; $0; $0; $0; $0; $0,
respectively, earned from an affiliated entity)           4,565         212,590
                                                   ------------     -----------
                                                    452,333,868      40,689,381

EXPENSES:
Investment advisory and administration fees          53,289,380       4,439,018
Service fees                                         13,322,345       1,270,492
Transfer agency and related services fees             6,240,120         218,504
Custody and accounting fees                           1,315,721         123,808
Insurance expense                                       538,639          64,022
Reports and notices to shareholders                     496,710          14,876
Federal and state registration fees                     254,655          45,031
Directors'/Trustees' fees                               112,641          20,549
Professional fees                                       106,005         100,986
Interest expense                                             --              --
Other expenses                                           67,816          17,783
                                                   ------------     -----------
                                                     75,744,032       6,315,069
Less: Fee waivers by investment
advisor and administrator                           (13,322,345)             --
Net expenses                                         62,421,687       6,315,069
Net investment income                               389,912,181      34,374,312
Net realized gains (losses) from investment
activities                                              108,762          35,189
Net increase in net assets resulting from          ------------     -----------
operations                                         $390,020,943     $34,409,501


--------------------------------------------------------------------------------
64

                                                             FOR THE YEAR ENDED JUNE 30, 2006
                                                  ----------------------------------------------------
                                                                  CALIFORNIA     NEW YORK    NEW JERSEY
                                                    TAX-FREE      MUNICIPAL     MUNICIPAL     MUNICIPAL
                                                      FUND        MONEY FUND    MONEY FUND   MONEY FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                          $107,931,266   $26,659,548   $18,652,300   $4,137,611

Securities lending income
(includes $13; $0; $0; $0; $0; $0,
respectively, earned from an affiliated entity)             --            --            --           --
                                                   107,931,266    26,659,548    18,652,300    4,137,611
                                                  ------------   -----------   -----------   ----------
EXPENSES:
Investment advisory and administration fees         14,865,136     4,068,464     2,971,152      712,421
Service fees                                         4,536,506     1,141,828       792,941      170,981
Transfer agency and related services fees            1,050,139       227,500       210,889       81,974
Custody and accounting fees                            449,330       113,287        78,462       17,693
Insurance expense                                      156,501        40,909        28,511        6,760
Reports and notices to shareholders                    101,839        20,081        17,592        9,607
Federal and state registration fees                    160,742        33,135        33,516       25,547
Directors'/Trustees' fees                               47,975        20,014        17,666       12,394
Professional fees                                      128,690       114,123       109,536       97,899
Interest expense                                        38,813            --            --           --
Other expenses                                          66,859        20,276        18,453       14,423
                                                  ------------   -----------   -----------   ----------
                                                    21,602,530     5,799,617     4,278,718    1,149,699

Less: Fee waivers by investment
advisor and administrator                                   --            --            --           --
Net expenses                                        21,602,530     5,799,617     4,278,718    1,149,699
Net investment income                               86,328,736    20,859,931    14,373,582    2,987,912
Net realized gains (losses) from investment
activities                                                (345)           --            --           --
Net increase in net assets resulting from         ------------   -----------   -----------   ----------
operations                                        $ 86,328,391   $20,859,931   $14,373,582   $2,987,912


--------------------------------------------------------------------------------
                                                                              65

UBS RMA

Statement of changes in net assets

                                                                FOR THE YEARS ENDED JUNE 30,
                                                             ---------------------------------
                                                                   2006              2005
----------------------------------------------------------------------------------------------
UBS RMA MONEY MARKET PORTFOLIO
FROM OPERATIONS:
Net investment income                                        $   389,912,181   $   183,907,797
Net realized gain (loss) from investment activities                  108,762        (1,698,238)
                                                             ---------------   ---------------
Net increase in net assets resulting from operations             390,020,943       182,209,559

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                           (389,912,181)     (183,907,797)
Net realized gains from investment activities                             --        (2,152,500)
Total dividends and distributions to shareholders               (389,912,181)     (186,060,297)
Net increase (decrease) in net assets from capital
share transactions                                               201,965,286    (2,004,556,930)
Net increase (decrease) in net assets                            202,074,048    (2,008,407,668)

NET ASSETS:
Beginning of year                                             10,425,877,983    12,434,285,651
End of year                                                  $10,627,952,031   $10,425,877,983
Accumulated undistributed net investment income              $            --   $            --

UBS RMA U.S. GOVERNMENT PORTFOLIO
FROM OPERATIONS:
Net investment income                                        $    34,374,312   $    17,682,078
Net realized gain (loss) from investment activities                   35,189          (121,037)
                                                             ---------------   ---------------
Net increase in net assets resulting from operations              34,409,501        17,561,041

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                            (34,374,312)      (17,682,078)
Net decrease in net assets from capital share transactions      (266,283,169)     (139,098,548)
Net decrease in net assets                                      (266,247,980)     (139,219,585)

NET ASSETS:
Beginning of year                                              1,111,697,900     1,250,917,485
End of year                                                  $   845,449,920   $ 1,111,697,900
Accumulated undistributed net investment income              $            --   $            --

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
66

UBS RMA

Statement of changes in net assets

                                                               FOR THE YEARS ENDED JUNE 30,
                                                             -------------------------------
                                                                  2006             2005
--------------------------------------------------------------------------------------------
UBS RMA TAX-FREE FUND
FROM OPERATIONS:

Net investment income                                        $   86,328,736   $   40,517,259
Net realized losses from investment activities                         (345)            (175)
                                                             --------------   --------------
Net increase in net assets resulting from operations             86,328,391       40,517,084

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                           (86,328,736)     (40,517,259)
Net increase in net assets from capital share transactions      158,743,041      470,677,868
Net increase in net assets                                      158,742,696      470,677,693

NET ASSETS:
Beginning of year                                             3,406,613,999    2,935,936,306
End of year                                                  $3,565,356,695   $3,406,613,999
Accumulated undistributed net investment income              $           --   $           --

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND
FROM OPERATIONS:
Net investment income                                        $   20,859,931   $    9,305,862
Net realized loss from investment activities                             --             (390)
Net increase in net assets resulting from operations             20,859,931        9,305,472

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                           (20,859,931)      (9,305,862)
Net increase in net assets from beneficial interest
transactions                                                    132,861,609       69,629,637
Net increase in net assets                                      132,861,609       69,629,247

NET ASSETS:
Beginning of year                                               808,762,249      739,133,002
End of year                                                  $  941,623,858   $  808,762,249
Accumulated undistributed net investment income              $           --   $           --

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
                                                                              67

UBS RMA

Statement of changes in net assets

                                               FOR THE YEARS ENDED JUNE 30,
                                               ----------------------------
                                                    2006           2005
---------------------------------------------------------------------------
UBS RMA NEW YORK MUNICIPAL MONEY FUND
FROM OPERATIONS:
Net investment income                           $ 14,373,582   $  6,642,585
Net realized gain from investment activities              --             20
Net increase in net assets resulting            ------------   ------------
from operations                                   14,373,582      6,642,605

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                            (14,373,582)    (6,642,585)
Net increase in net assets from beneficial
interest transactions                             16,624,370     33,675,671
Net increase in net assets                        16,624,370     33,675,691

NET ASSETS:
Beginning of year                                596,071,277    562,395,586
End of year                                     $612,695,647   $596,071,277
Accumulated undistributed net
investment income                               $         --   $         --

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND
FROM OPERATIONS:
Net investment income                           $  2,987,912   $  1,407,171
Net realized loss from investment activities              --           (657)
Net increase in net assets resulting            ------------   ------------
from operations                                    2,987,912      1,406,514

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                             (2,987,912)    (1,407,171)
Net increase (decrease) in net assets from
beneficial interest transactions                     465,905     (3,266,054)
Net increase (decrease) in net assets                465,905     (3,266,711)

NET ASSETS:
Beginning of year                                134,173,578    137,440,289
End of year                                     $134,639,483   $134,173,578
Accumulated undistributed net
investment income                               $         --   $         --

                 See accompanying notes to financial statements


--------------------------------------------------------------------------------
68

UBS RMA

Notes to financial statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS RMA Money Fund Inc. (the "Corporation") and UBS RMA Tax-Free Fund Inc. ("RMA Tax-Free") were organized under the laws of Maryland on July 2, 1982 and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as open-end management investment companies. RMA Tax-Free is a diversified mutual fund and the Corporation is a series mutual fund with three portfolios, each of which are diversified series: UBS RMA Money Market Portfolio ("Money Market Portfolio"), UBS RMA U.S. Government Portfolio ("U.S. Government Portfolio") and UBS Retirement Money Fund. The financial statements of UBS Retirement Money Fund are not included herein.

UBS Managed Municipal Trust ("Managed Municipal Trust") and UBS Municipal Money Market Series ("Municipal Money Market Series") were organized under Massachusetts law by Declarations of Trust dated November 21, 1986 and September 14, 1990, respectively, and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as open-end management investment companies. Managed Municipal Trust currently offers two non-diversified series: UBS RMA California Municipal Money Fund ("RMA California") and UBS RMA New York Municipal Money Fund ("RMA New York"). Municipal Money Market Series currently offers one non-diversified series: UBS RMA New Jersey Municipal Money Fund ("RMA New Jersey", and when referred together with Money Market Portfolio, U.S. Government Portfolio, RMA Tax-Free, RMA California and RMA New York, collectively, the "Funds").

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior


--------------------------------------------------------------------------------
                                                                              69

UBS RMA

Notes to financial statements

claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, unless a Fund's Board of Directors/Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by the Funds is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Money Market Portfolio and the U.S. Government Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Money Market Portfolio and the U.S. Government Portfolio maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Money Market Portfolio and/or the U.S. Government Portfolio and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Money Market Portfolio and U.S. Government Portfolio generally have the right to liquidate the collateral and


--------------------------------------------------------------------------------
70

UBS RMA

Notes to financial statements

apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Money Market Portfolio and the U.S. Government Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Money Market Portfolio and the U.S. Government Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Additionally, RMA California, RMA New York and RMA New Jersey follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting each state and certain of its public bodies and municipalities may affect the


--------------------------------------------------------------------------------
                                                                              71

UBS RMA

Notes to financial statements

ability of issuers within each state to pay interest on, or repay principal of, municipal obligations held by each of those Funds.

INVESTMENT ADVISOR AND ADMINISTRATOR

Each Fund's Board has approved an investment advisory and administration contract ("Advisory Contract") for each Fund with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Funds. In accordance with the Advisory Contract, each Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedules:

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO:
All                                                                     0.50%+

+ UBS Financial Services Inc. has agreed to waive portions of its investment advisory and administration fee for the Money Market Portfolio (the "Portfolio") so that the fee rate is reduced to the following: $0 to $1.0 billion--0.50%; in excess of $1.0 billion up to $1.5 billion--0.44%; and over $1.5 billion--0.36%. UBS Financial Services Inc. has further agreed to cap the Portfolio's aggregate management and shareholder services fees (paid pursuant to the Portfolio's Shareholder Services Plan) so that the total of these does not exceed 0.50% of the Portfolio's average daily net assets. This cap results in an effective investment advisory and administration fee rate not to exceed 0.375% of the Portfolio's average daily net assets. (UBS Financial Services Inc. is waiving a portion of its management fees to offset the shareholder services fees, and this waiver continues for as long as the Portfolio's Shareholder Services Plan remains in effect). Accordingly, for the year ended June 30, 2006, UBS Financial Services Inc. waived $13,322,345 of its investment advisory and administration fees from the Portfolio. At June 30, 2006, UBS Financial Services Inc. owed the Portfolio $1,110,499 for fee waivers.


--------------------------------------------------------------------------------
72

UBS RMA

Notes to financial statements

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
--------------------------------------------------------------------------------
U.S. GOVERNMENT PORTFOLIO, RMA CALIFORNIA, RMA NEW YORK
AND RMA NEW JERSEY:
Up to $300 million                                                         0.50%
In excess of $300 million up to $750 million                               0.44%
Over $750 million                                                          0.36%

RMA TAX-FREE:
Up to $1.0 billion                                                         0.50%
In excess of $1.0 billion up to $1.5 billion                               0.44%
Over $1.5 billion                                                          0.36%
At June 30, 2006, the Funds owed UBS Financial Services Inc. for investment advisory and administration fees as follows:
Money Market Portfolio                                                $4,441,995
U.S. Government Portfolio                                                319,910
RMA Tax-Free                                                           1,235,874
RMA California                                                           343,381
RMA New York                                                             245,953
RMA New Jersey                                                            58,155

UBS Global Asset Management (US) Inc. ("UBS Global AM--US") served as each Fund's sub-advisor and sub-administrator until April 1, 2006. On April 1, 2006, each Fund's Sub-Advisory and Sub-Administration Contract ("Sub-Advisory Contract") was transferred from UBS Global AM--US to UBS Global Asset Management (Americas) Inc. ("UBS Global AM--Americas").

The transfer of the Sub-Advisory Contracts between sister companies occurred in connection with an internal reorganization involving UBS Global AM--US and UBS Global AM--Americas. Each Trust's or Company's Board approved the transfer of the related Sub-Advisory Contract effective April 1, 2006. All of the personnel of UBS Global AM--US who previously provided investment advisory services to each Fund continue to provide investment advisory services to each Fund as employees of UBS Global AM--Americas. UBS Global AM--Americas has the same contractual rights and responsibilities under each Sub-Advisory Contract as those previously held by UBS Global AM--US.


--------------------------------------------------------------------------------
                                                                              73

UBS RMA

Notes to financial statements

UBS Global AM--US and UBS Global AM--Americas are both indirect wholly owned subisidiaries of UBS AG. UBS Global AM--US continues to serve as each Fund's principal underwriter.

In accordance with each Sub-Advisory Contract, UBS Financial Services Inc. (not the Funds) paid UBS Global AM--Americas (or UBS Global AM--US for periods prior to April 1, 2006) a fee, accrued daily and paid monthly, at an annual rate of 0.08% of the respective Fund's average daily net assets.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested board member of the Funds. The Funds have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended June 30, 2006, the Funds purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Money Market Portfolio                                           $ 8,264,649,401
U.S. Government Portfolio                                         37,112,000,000
RMA Tax-Free                                                       2,076,511,820
RMA California                                                       783,825,000
RMA New York                                                         289,083,000
RMA New Jersey                                                       158,818,500

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor or sub-advisor, it is believed that under normal


--------------------------------------------------------------------------------
74

UBS RMA

Notes to financial statements

circumstances such compensation represents a small portion of the total value of the transactions.

SHAREHOLDER SERVICE PLANS

UBS Global AM--US is the principal underwriter of each Fund's shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the Funds' shares. Under the shareholder service plans, Money Market Portfolio, U.S. Government Portfolio, RMA Tax-Free, RMA California and RMA New York pay UBS Global AM--US a monthly service fee at an annual rate of up to 0.15% of average daily net assets, and RMA New Jersey is authorized to pay at the annual rate of up to 0.12% of average daily net assets, for providing certain shareholder services. Currently, UBS Global AM--US is compensated for providing such services at the annual rate of 0.125% for each of those Funds except for RMA New Jersey, which pays at the annual rate of 0.12%. At June 30, 2006, the Funds owed UBS Global AM--US for such service fees as follows:

Money Market Portfolio                                                $1,110,499
U.S. Government Portfolio                                                 88,820
RMA Tax-Free                                                             377,753
RMA California                                                            96,969
RMA New York                                                              65,670
RMA New Jersey                                                            13,957

TRANSFER AGENCY RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Funds pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Funds' transfer agent, and is compensated for these services by PFPC, not the Funds.


--------------------------------------------------------------------------------
                                                                              75

UBS RMA

Notes to financial statements

For the year ended June 30, 2006, UBS Financial Services Inc. received from PFPC, not the Funds, total transfer agency related services fees as follows:

Money Market Portfolio                                                $3,865,472
U.S. Government Portfolio                                                126,376
RMA Tax-Free                                                             636,819
RMA California                                                           132,983
RMA New York                                                             120,649
RMA New Jersey                                                            39,628

SECURITIES LENDING

Each Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Funds' securities lending program. UBS Securities LLC is the lending agent for each Fund. For the year ended June 30, 2006, UBS Securities LLC earned $1,458 and $72,053 in compensation from the Money Market Portfolio and the U.S. Government Portfolio, respectively, as the Funds' lending agent. At June 30, 2006, the U.S. Government Portfolio owed UBS Securities LLC $3,886 in compensation as the Fund's lending agent. At June 30, 2006, the U.S. Government Portfolio had securities on loan having a market value of $164,521,870. The U.S. Government Portfolio's custodian held cash equivalents as collateral for securities loaned of $50,853,998.


--------------------------------------------------------------------------------
76

UBS RMA

Notes to financial statements

In addition, the U.S. Government Portfolio's custodian held US government agency securities having an aggregate value of $117,035,662 as collateral for portfolio securities loaned as follows:

PRINCIPAL
  AMOUNT                        MATURITY   INTEREST
  (000)                           DATES      DATES        VALUE
------------------------------------------------------------------
  $15,998   Federal Home Loan
            Mortgage Corp.      10/06/06    2.750%    $ 15,883,614
   52,375   Federal Home Loan
            Mortgage Corp.      04/18/11    5.125       51,578,900
   48,980   Federal Home Loan
            Mortgage Corp.      01/15/12    5.750       49,573,148
                                                      ------------
                                                      $117,035,662

RMA Tax-Free, RMA California, RMA New York and RMA New Jersey did not loan any securities during the year ended June 30, 2006. The Money Market Portfolio did not have any securities on loan at June 30, 2006 and did not owe UBS Securities LLC any compensation as the Fund's lending agent.

BANK LINE OF CREDIT

RMA Tax-Free participates with certain other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of RMA Tax-Free at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, RMA Tax-Free has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest will be charged to RMA Tax-Free at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended June 30, 2006, RMA Tax-Free had an average daily amount of borrowing of $52,926,252 for 6 days with a related weighted average


--------------------------------------------------------------------------------
                                                                              77

UBS RMA

Notes to financial statements

annualized interest rate of 4.40%, which resulted in $38,813 of interest expense.

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At June 30, 2006, the Funds had the following liabilities outstanding:

                                                         PAYABLE FOR
                                         PAYABLE FOR   CASH COLLATERAL      OTHER
                             DIVIDENDS   INVESTMENTS   FROM SECURITIES     ACCRUED
                              PAYABLE     PURCHASED         LOANED        EXPENSES*
-----------------------------------------------------------------------------------
Money Market Portfolio      $6,756,227            --              --     $1,478,537
U.S. Government Portfolio      488,480            --     $50,853,998        135,739
RMA Tax-Free                 1,581,726   $56,166,800              --        403,017
RMA California                 399,110    32,088,670              --        143,353
RMA New York                   273,589    22,517,659              --        124,666
RMA New Jersey                  54,708     1,608,274              --         70,122

*    Excludes investment advisory and administration fees and service fees.

At June 30, 2006, the components of net assets for each of the Funds were as follows:

                                                   ACCUMULATED
                                  ACCUMULATED     NET REALIZED        TOTAL
                                PAID IN CAPITAL    GAIN (LOSS)      NET ASSETS
--------------------------------------------------------------------------------
Money Market Portfolio          $10,627,776,048    $ 175,983     $10,627,952,031
U.S. Government Portfolio           845,591,282     (141,362)        845,449,920
RMA Tax-Free                      3,565,355,109        1,586       3,565,356,695
RMA California                      941,600,693       23,165         941,623,858
RMA New York                        612,666,807       28,840         612,695,647
RMA New Jersey                      134,636,072        3,411         134,639,483

FEDERAL TAX STATUS

Each Fund intends to distribute all or substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all


--------------------------------------------------------------------------------
78

UBS RMA

Notes to financial statements

of their net investment income, net realized capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

The tax character of all distributions paid to shareholders by the Money Market Portfolio and U.S. Government Portfolio during the fiscal years ended June 30, 2006 and June 30, 2005 was ordinary income. The tax character of all distributions paid to shareholders by RMA Tax-Free, RMA California, RMA New York and RMA New Jersey during the fiscal years ended June 30, 2006 and June 30, 2005 was tax-exempt income.

At June 30, 2006, components of accumulated earnings on a tax basis for each of the Funds were as follows:

                                                       ACCUMULATED   TOTAL TAX BASIS
                             ORDINARY    TAX-EXEMPT    CAPITAL AND     ACCUMULATED
                              INCOME       INCOME     OTHER LOSSES       EARNINGS
------------------------------------------------------------------------------------
Money Market Portfolio      $8,526,571           --    $(1,594,361)     $6,932,210
U.S. Government Portfolio      571,625           --       (224,507)        347,118
RMA Tax-Free                        --   $1,583,832           (520)      1,583,312
RMA California                      --      422,665           (390)        422,275
RMA New York                        --      304,759         (2,330)        302,429
RMA New Jersey                      --       59,059           (940)         58,119

At June 30, 2006, the following Funds had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of any future net realized capital gains. These losses expire as follows:

                 MONEY        U.S.
FISCAL YEAR     MARKET     GOVERNMENT      RMA         RMA         RMA         RMA
ENDING         PORTFOLIO    PORTFOLIO   TAX-FREE   CALIFORNIA   NEW YORK   NEW JERSEY
-------------------------------------------------------------------------------------
2011                  --    $ 66,251        --          --           --       $ 30
2012                  --      54,167        --          --           --         --
2013          $1,580,188      34,572      $175          --       $2,330        253
2014                  --      69,517        --        $390           --        657
              ----------    --------      ----        ----       ------       ----
              $1,580,188    $224,507      $175        $390       $2,330       $940


--------------------------------------------------------------------------------
                                                                              79

UBS RMA

Notes to financial statements

In addition, the Money Market Portfolio utilized $122,935 of the capital loss carryforward to offset current year realized gains.

In accordance with US Treasury regulations, the Money Market Portfolio and RMA Tax-Free have elected to defer realized capital losses of $14,173 and $345, respectively, arising after October 31, 2005. Such losses are treated for tax purposes as arising on July 1, 2006.

CAPITAL SHARE TRANSACTIONS

There are 60 billion $0.001 par value shares of common stock authorized for the Money Market Portfolio, 10 billion $0.001 par value shares of common stock authorized for the U.S. Government Portfolio and 20 billion $0.001 par value shares of common stock authorized for RMA Tax-Free. Transactions in capital shares, at $1.00 per share, were as follows:

FOR THE YEAR ENDED          MONEY MARKET     U.S. GOVERNMENT         RMA
JUNE 30, 2006:                PORTFOLIO          PORTFOLIO         TAX-FREE
------------------------------------------------------------------------------
Shares sold                130,539,445,900     8,039,913,466    37,029,751,216
Shares repurchased        (130,712,166,383)   (8,339,456,937)  (36,954,404,043)
Dividends reinvested           374,685,769        33,260,302        83,395,868
Net increase (decrease)
in shares outstanding          201,965,286      (266,283,169)      158,743,041

FOR THE YEAR ENDED          MONEY MARKET     U.S. GOVERNMENT         RMA
JUNE 30, 2005:                PORTFOLIO          PORTFOLIO         TAX-FREE
------------------------------------------------------------------------------
Shares sold                107,179,988,213     7,721,452,084    26,082,741,027
Shares repurchased        (109,361,306,575)   (7,877,416,751)  (25,650,628,491)
Dividends reinvested           176,761,432        16,866,119        38,565,332
Net increase (decrease)
in shares outstanding       (2,004,556,930)     (139,098,548)      470,677,868

BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for RMA California, RMA New York


--------------------------------------------------------------------------------
80

UBS RMA

Notes to financial statements

and RMA New Jersey. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

FOR THE YEAR ENDED
JUNE 30, 2006:                 RMA CALIFORNIA    RMA NEW YORK     RMA NEW JERSEY
--------------------------------------------------------------------------------
Shares sold                    12,621,749,957    7,503,855,781    1,888,223,327
Shares repurchased            (12,508,912,428)  (7,501,011,261)  (1,890,609,106)
Dividends reinvested               20,024,080       13,779,850        2,851,684
Net increase in shares
outstanding                       132,861,609       16,624,370          465,905

FOR THE YEAR ENDED
JUNE 30, 2005:                 RMA CALIFORNIA    RMA NEW YORK     RMA NEW JERSEY
Shares sold                     8,313,721,208    5,766,075,108    1,539,954,219
Shares repurchased             (8,252,923,028)  (5,738,665,436)  (1,544,542,372)
Dividends reinvested                8,831,457        6,265,999        1,322,099
Net increase (decrease)
in shares outstanding              69,629,637       33,675,671       (3,266,054)

SUBSEQUENT EVENT

UBS Financial Services Inc. serves as the investment advisor and administrator of UBS RMA New Jersey Municipal Money Fund (the "Fund") pursuant to an Investment Advisory and Administration Contract (the "Contract").

Effective August 1, 2006, the Contract was amended to reduce the compensation paid by the Fund to UBS Financial Services Inc. to the following:

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE

Up to $300 million                                                      0.45%
In excess of $300 million up to $750 million                            0.39
Over $750 million                                                       0.31


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                                                                              81

UBS RMA MONEY MARKET PORTFOLIO

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                   FOR THE YEAR
                                                                  ENDED JUNE 30,
                                                                  --------------
                                                                       2006
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                                  $      1.00

Net investment income                                                     0.037
Dividends from net investment income                                     (0.037)
Distributions from net realized gains from investment activities             --
Total dividends and distributions                                        (0.037)

NET ASSET VALUE, END OF YEAR                                        $      1.00

TOTAL INVESTMENT RETURN(1)                                                 3.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                     $10,627,952
Expenses to average net assets, net of fee waivers by advisor              0.58%
Expenses to average net assets, before fee waivers by advisor              0.71%
Net investment income to average net assets, net of fee
waivers by advisor                                                         3.66%
Net investment income to average net assets, before fee
waivers by advisor                                                         3.53%

@    Amount of distribution paid represents less than $0.0005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

(2) During the period August 1, 2004 through June 30, 2005, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
82

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                                  ----------------------------------------------------------
                                                                      2005             2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $      1.00      $      1.00    $      1.00   $      1.00
Net investment income                                                   0.016            0.005          0.010         0.022
Dividends from net investment income                                   (0.016)          (0.005)        (0.010)       (0.022)
Distributions from net realized gains from investment activities       (0.000)@         (0.000)@           --            --
Total dividends and distributions                                      (0.016)          (0.005)        (0.010)       (0.022)

NET ASSET VALUE, END OF YEAR                                      $      1.00      $      1.00    $      1.00   $      1.00

TOTAL INVESTMENT RETURN(1)                                               1.65%            0.51%          1.02%         2.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                   $10,425,878      $12,434,286    $21,832,875   $22,768,982
Expenses to average net assets, net of fee waivers by advisor            0.58%(2)         0.60%          0.61%         0.60%
Expenses to average net assets, before fee waivers by advisor            0.58%            0.60%          0.61%         0.60%
Net investment income to average net assets, net of fee
waivers by advisor                                                       1.59%(2)         0.50%          1.02%         2.21%
Net investment income to average net assets, before fee
waivers by advisor                                                       1.59%            0.50%          1.02%         2.21%


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                                                                              83

UBS RMA U.S. GOVERNMENT PORTFOLIO

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                               FOR THE YEAR
                                              ENDED JUNE 30,
                                              --------------
                                                   2006
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $   1.00
Net investment income                               0.034
Dividends from net investment income               (0.034)

NET ASSET VALUE, END OF YEAR                     $   1.00

TOTAL INVESTMENT RETURN(1)                           3.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                  $845,450
Expenses to average net assets                       0.62%
Net investment income to average net assets          3.38%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.


--------------------------------------------------------------------------------
84

                                                         FOR THE YEARS ENDED JUNE 30,
                                              -------------------------------------------------
                                                 2005         2004         2003         2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $     1.00   $     1.00   $     1.00   $     1.00
Net investment income                              0.015        0.005        0.010        0.021
Dividends from net investment income              (0.015)      (0.005)      (0.010)      (0.021)

NET ASSET VALUE, END OF YEAR                  $     1.00   $     1.00   $     1.00   $     1.00

TOTAL INVESTMENT RETURN(1)                          1.50%        0.48%        1.00%        2.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $1,111,698   $1,250,917   $2,510,453   $2,356,829
Expenses to average net assets                      0.61%        0.58%        0.56%        0.57%
Net investment income to average net assets         1.49%        0.48%        1.00%        2.06%


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                                                                              85

UBS RMA TAX-FREE FUND INC.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                               FOR THE YEAR
                                              ENDED JUNE 30,
                                              --------------
                                                   2006
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $     1.00
Net investment income                                0.024
Dividends from net investment income                (0.024)

NET ASSET VALUE, END OF YEAR                    $     1.00

TOTAL INVESTMENT RETURN(1)                            2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                 $3,565,357
Expenses to average net assets                        0.60%
Net investment income to average net assets           2.38%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.


--------------------------------------------------------------------------------
86


                                                         FOR THE YEARS ENDED JUNE 30,
                                              -------------------------------------------------
                                                 2005         2004         2003         2002
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $     1.00   $     1.00   $     1.00   $     1.00
Net investment income                              0.012        0.004        0.007        0.012
Dividends from net investment income              (0.012)      (0.004)      (0.007)      (0.012)

NET ASSET VALUE, END OF YEAR                  $     1.00   $     1.00   $     1.00   $     1.00

TOTAL INVESTMENT RETURN(1)                          1.23%        0.38%        0.67%        1.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)               $3,406,614   $2,935,936   $3,238,850   $3,255,520
Expenses to average net assets                      0.59%        0.60%        0.63%        0.60%
Net investment income to average net assets         1.23%        0.38%        0.67%        1.23%


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                                                                              87

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                           FOR THE YEAR
                                                          ENDED JUNE 30,
                                                          --------------
                                                               2006
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $   1.00
Net investment income                                           0.023
Dividends from net investment income                           (0.023)

NET ASSET VALUE, END OF YEAR                                 $   1.00

TOTAL INVESTMENT RETURN(1)                                       2.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $941,624
Expenses to average net assets, net of fee waivers by            0.63%
advisor
Net investment income to average net assets, net of fee
waivers by advisor                                               2.28%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(2) During the year ended June 30, 2004, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------
88

                                                                      FOR THE YEARS ENDED JUNE 30,
                                                             ----------------------------------------------
                                                               2005       2004           2003       2002
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $   1.00   $   1.00       $   1.00   $   1.00
Net investment income                                           0.011      0.003          0.006      0.011
Dividends from net investment income                           (0.011)    (0.003)        (0.006)    (0.011)

NET ASSET VALUE, END OF YEAR                                 $   1.00   $   1.00       $   1.00   $   1.00

TOTAL INVESTMENT RETURN(1)                                       1.15%      0.31%          0.60%      1.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $808,762   $739,133       $767,006   $753,664
Expenses to average net assets, net of fee waivers by            0.64%      0.65%(2)       0.66%      0.65%
advisor
Net investment income to average net assets, net of fee
waivers by advisor                                               1.16%      0.31%(2)       0.60%      1.09%

--------------------------------------------------------------------------------
                                                                              89

UBS RMA NEW YORK MUNICIPAL MONEY FUND

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                           FOR THE YEAR
                                                          ENDED JUNE 30,
                                                          --------------
                                                               2006
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $   1.00
Net investment income                                           0.023
Dividends from net investment income                           (0.023)

NET ASSET VALUE, END OF YEAR                                 $   1.00

TOTAL INVESTMENT RETURN(1)                                       2.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                              $612,696
Expenses to average net assets, net of fee waivers by
advisor                                                          0.67%
Net investment income to average net assets, net of fee
waivers by advisor                                               2.27%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(2) During the year ended June 30, 2004, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

--------------------------------------------------------------------------------
90

                                                                  FOR THE YEARS ENDED JUNE 30,
                                                          ---------------------------------------------
                                                             2005      2004          2003       2002
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $   1.00   $   1.00      $   1.00   $   1.00
Net investment income                                        0.011      0.003         0.006      0.011
Dividends from net investment income                        (0.011)    (0.003)       (0.006)    (0.011)

NET ASSET VALUE, END OF YEAR                              $   1.00   $   1.00      $   1.00   $   1.00

TOTAL INVESTMENT RETURN(1)                                    1.13%      0.29%         0.62%      1.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $596,071   $562,396      $588,851   $559,341
Expenses to average net assets, net of fee waivers by
advisor                                                       0.67%      0.67%(2)      0.67%      0.68%
Net investment income to average net assets, net of fee
waivers by advisor                                            1.12%      0.29%(2)      0.62%      1.07%

--------------------------------------------------------------------------------
                                                                              91

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                FOR THE YEAR
                                               ENDED JUNE 30,
                                               --------------
                                                    2006
                                               --------------
NET ASSET VALUE, BEGINNING OF YEAR                $   1.00
Net investment income                                0.021
Dividends from net investment income                (0.021)

NET ASSET VALUE, END OF YEAR                      $   1.00

TOTAL INVESTMENT RETURN(1)                            2.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                   $134,639
Expenses to average net assets, net of fee
waivers by advisor                                    0.81%
Net investment income to average net assets,
net of fee waivers by advisor                         2.10%

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(2) During the year ended June 30, 2004, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.01%.


--------------------------------------------------------------------------------
92

                                                       FOR THE YEARS ENDED JUNE 30,
                                               --------------------------------------------
                                                 2005       2004          2003       2002
                                               --------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $   1.00   $   1.00     $   1.00       $1.00
Net investment income                             0.010      0.002        0.005       0.010
Dividends from net investment income             (0.010)    (0.002)      (0.005)     (0.010)

NET ASSET VALUE, END OF YEAR                   $   1.00   $   1.00     $   1.00       $1.00

TOTAL INVESTMENT RETURN(1)                         1.05%      0.16%        0.51%       0.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                $134,174   $137,440     $161,854    $128,500
Expenses to average net assets,
net of fee waivers by advisor                      0.79%      0.76%(2)     0.73%       0.77%
Net investment income to average net assets,
net of fee waivers by advisor                      1.02%      0.15%(2)     0.50%       0.94%


--------------------------------------------------------------------------------
                                                                              93

UBS RMA

Report of independent registered public accounting firm Ernst & Young LLP

The Boards of Directors/Trustees and Shareholders of UBS RMA:
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund Inc.
California Municipal Money Fund
New York Municipal Money Fund
New Jersey Municipal Money Fund

We have audited the accompanying statements of net assets of the UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio (two of the Funds comprising UBS RMA Money Fund Inc.), UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund (two of the Funds comprising UBS Managed Municipal Trust) and UBS RMA New Jersey Municipal Money Fund (the sole Fund comprising UBS Municipal Money Market Series) (collectively, the "Funds") as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in


--------------------------------------------------------------------------------
94

UBS RMA

Report of independent registered public accounting firm Ernst & Young LLP (concluded)

the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund and UBS RMA New Jersey Municipal Money Fund at June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP
New York, New York
August 16, 2006


--------------------------------------------------------------------------------
                                                                              95

UBS RMA

General information (unaudited)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULES

The Funds will file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of each Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Fund directly at 1-800-647 1568, online on a Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).


--------------------------------------------------------------------------------
96

UBS RMA

Boards' approvals of sub-advisory and sub-administration contracts (unaudited)

BACKGROUND. At meetings of the boards overseeing the six UBS RMA Funds (each a "Fund") on February 8, 2006, the members of each board, including the board members who are not "interested persons" of a Fund ("Independent Board Members"), as defined in the Investment Company Act of 1940, as amended, considered and approved the transfer of the respective Fund's current Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc., the Fund's investment advisor, and UBS Global Asset Management (US) Inc. ("UBS Global AM") to UBS Global Asset Management (Americas) Inc. ("UBS Global Americas"), an affiliate of UBS Global AM.

For various historical reasons, the six UBS RMA Funds were established over time as separate legal entities or separate series of different legal entities, each with its own board. The same individuals serve as board members overseeing each Fund, and often hold joint board meetings. Instead of repeating below in separate sections each board's basis for the approval of Sub-Advisory and Sub-Administration Contract(s), the discussion relays the findings made by each board with respect to the Fund or Funds it oversees. By way of additional explanation, (1) UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are series of UBS RMA Money Fund, Inc., a Maryland corporation; (2) UBS RMA Tax-Free Fund Inc. is a separate Maryland corporation; (3) UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are series of UBS Managed Municipal Trust, a Massachusetts business trust; and (4) UBS RMA New Jersey Municipal Money Fund is a series of UBS Municipal Money Market Series, a Massachusetts business trust.

The board received information and materials about the proposed transfer both at its November 2005 meeting and at its February 2006 meeting. In considering the approval of the transfer of the Sub-Advisory and Sub-Administration Contract for the Fund(s) it oversees (such transfer referred to as the "New Sub-Advisory and Sub-Administration Contract"), the board reviewed a memorandum from UBS Global AM explaining the reasons for the proposed transfer, including that the transfer would result in management


--------------------------------------------------------------------------------
                                                                              97

UBS RMA

Boards' approvals of sub-advisory and sub-administration contracts (unaudited)

efficiencies and eliminate the duplication of functions that had resulted from having two registered investment advisors, UBS Global AM and UBS Global Americas, providing investment advisory or sub-advisory services to the UBS funds. The board also reviewed material provided by UBS Global AM on UBS Global Americas, including that the current portfolio managers for a Fund would not change as a result of the transfer from UBS Global AM to UBS Global Americas. The board also noted management's explanation that any expenses resulting from the transfer would be borne by UBS Global AM, and not a Fund. The board also received and reviewed a draft of an opinion to be provided by Dechert LLP, Fund counsel, that the proposed transfer would not be considered an "assignment" of the existing sub-advisory contract under the Investment Company Act of 1940, as amended, because (1) there would be no change of actual control of the sub-advisor to a Fund; (2) there would be no change of management of the sub-advisor to a Fund; (3) the nature, quality and extent of the sub-advisory services provided by UBS Global AM under the current Sub-Advisory and Sub-Administration Contract would not change as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by UBS Global AM portfolio managers or other investment professionals in providing services to a Fund; and (5) there would be no change to any of the material terms of the Sub-Advisory and Sub-Administration Contract as a result of the transfer. The board took note of its knowledge of UBS Global AM and its affiliates, including UBS Global Americas, and the current Sub-Advisory and Sub-Administration Contract for a Fund, including the extensive materials it had reviewed at its annual contract renewal meeting in the summer of 2005 for a Fund, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and sub-advisory agreements. UBS Financial Services Inc. noted that it supported the transfer of its contract with its affiliate.


--------------------------------------------------------------------------------
98

UBS RMA

Boards' approvals of sub-advisory and sub-administration contracts (unaudited)

In its consideration of the approval of the New Sub-Advisory and Sub-Administration Contract, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE NEW SUB-ADVISORY AND SUB-ADMINISTRATION CONTRACT. The board took note that at its last annual contract renewal meeting for a Fund, in connection with its review of a Fund's advisory, sub-advisory and distribution agreements, it had received and considered extensive information regarding the nature, extent and quality of management services generally provided to a Fund by UBS Financial Services Inc. under a Fund's Investment Advisory and Administration Contract and by UBS Global AM under a Fund's Sub-Advisory and Sub-Administration Contract, and a description of the administrative and other services rendered to a Fund and its shareholders by UBS Financial Services Inc. or UBS Global AM and management's role in coordinating providers of other services to a Fund, including custody, accounting and transfer agency services. The board considered management's explanation that UBS Global Americas would provide identical services under the New Sub-Advisory and Sub-Administration Contract as were provided by UBS Global AM under the current Sub-Advisory and Sub-Administration Contract. The board's evaluation of the services to be provided by UBS Global Americas to a Fund took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of investment management and other capabilities and the quality of administrative and other services, and considered that based on the materials presented to them these services would remain the same. The board also considered, based on its knowledge of UBS Global AM and UBS Global Americas, the financial resources available to UBS Global Americas and its parent organization, UBS AG, one of the leading financial services companies in the world.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to a Fund under the New Sub-Advisory and Sub-Administration Contract.


--------------------------------------------------------------------------------
                                                                              99

UBS RMA

Boards' approvals of sub-advisory and sub-administration contracts (unaudited)

MANAGEMENT FEES. The board noted that the current contractual fee for a Fund under the current Sub-Advisory and Sub-Administration Contract was not proposed to be changed under the New Sub-Advisory and Sub-Administration Contract. The board also considered that at its most recent annual contract renewal meeting during the summer of 2005, it had received and reviewed information on the contractual fee payable by a Fund to UBS Financial Services Inc. under the Investment Advisory and Administration Contract, including information on management fees paid by comparable funds. It was noted that UBS Financial Services Inc., not a Fund, pays the sub-advisory fee. The board recognized that the current fee arrangements would not change as a result of the transfer.

FUND PERFORMANCE. The board took into consideration the reports on Fund performance received by the board at each meeting and the more extensive review and discussion of Fund performance at its most recent annual contract renewal meeting. The board also noted that the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques of a Fund and that no changes in the current Fund personnel overseeing Fund management were proposed or anticipated as a result of the transfer.

Based on its prior review and the more updated performance information provided, the board concluded that a Fund's investment performance was satisfactory.

SUB-ADVISOR PROFITABILITY. As UBS Global Americas would be a new sub-advisor to a Fund, profitability of UBS Global Americas in providing services to a Fund was not a primary factor considered by the board. The board did note that at its most recent annual contract renewal meeting it received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to a Fund and had determined at that time that UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to a Fund. The board also recognized that the sub-advisory fee would not change as a result


--------------------------------------------------------------------------------
100

UBS RMA

Boards' approvals of sub-advisory and sub-administration contracts (unaudited)

of the transfer and the services provided to a Fund by UBS Global Americas would be identical to those currently provided by UBS Global AM, making the profitability data received at its last contract renewal meeting still of some relevance. UBS Global AM also noted that a significant benefit of the transfer of the Sub-Advisory and Sub-Administration Contract to UBS Global Americas was to reduce a regulatory capital requirement imposed on UBS Global AM, which was expected to permit the eventual transfer of certain financial assets owned by UBS Global AM to satisfy regulatory requirements to other parts of UBS AG for other corporate purposes.

ECONOMIES OF SCALE. The board noted that it had previously considered whether economies of scale in the provision of services to a Fund would be passed along to the shareholders during its most recent consideration of the annual renewal of the Investment Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract and did not see the need to reconsider this factor again in the context of the transfer of the agreement to a sister investment advisor.

OTHER BENEFITS TO UBS GLOBAL AMERICAS. The board considered other benefits received by UBS Global Americas and its affiliates as a result of its proposed relationship with a Fund, including the potential opportunity to offer additional products and services to Fund shareholders. The board also considered the benefits to be realized when certain assets of UBS Global AM were freed from certain regulatory requirements and were available to be paid as a dividend from one part of UBS AG to another part of UBS AG for such purposes as UBS AG deemed appropriate.

In light of the costs of providing investment management, administrative and other services to a Fund and UBS Global America's expected ongoing commitment to a Fund, the profits and other ancillary benefits that UBS Global Americas and its affiliates received or would receive were considered reasonable.

In light of all of the foregoing, the board approved the New Sub-Advisory and Sub-Administration Contract for a Fund.


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UBS RMA

Boards' approvals of sub-advisory and sub-administration contracts (unaudited)

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the New Sub-Advisory and Sub-Administration Contract. The Independent Board Members were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the New Sub-Advisory and Sub-Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Financial Services Inc., UBS Global AM or UBS Global Americas were present.


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UBS RMA

Supplemental information (unaudited)

BOARDS OF DIRECTORS OR TRUSTEES & OFFICERS

UBS RMA Money Fund Inc. ("RMA Money Fund") and UBS RMA Tax-Free Fund Inc. ("RMA Tax-Free Fund") (each a "Corporation") were organized as Maryland corporations. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are series of RMA Money Fund. UBS Managed Municipal Trust ("Managed Municipal Trust") and UBS Municipal Money Market Series ("Municipal Money Market Series") (each a "Trust") were formed as business trusts under the laws of the Commonwealth of Massachusetts. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are series of Managed Municipal Trust. UBS RMA New Jersey Municipal Money Fund is a series of Municipal Money Market Series. Each Corporation or Trust is governed by a Board of Directors or Trustees, respectively (sometimes referred to as "board members"), which oversees the operations of the applicable Fund. Each board member serves an indefinite term of office. Officers are appointed by the board members and serve at the pleasure of a Board. The table below shows, for each board member and officer, his or her name, address and age, the position held with the Corporation or Trust, the length of time served as a board member and officer of the Corporation or Trust, the board member's and officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

The Corporations' and Trusts' Statement of Additional Information contains additional information about the board members and is available, without charge, upon request, by calling 1-800-647 1568.


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Supplemental information (unaudited)

INTERESTED BOARD MEMBER

                                      POSITION(S)
                                       HELD WITH              TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE                   FUNDS               LENGTH OF TIME SERVED
-----------------------------------------------------------------------------------------
Meyer Feldberg++; 64              Director/Trustee    Since 1991 (Managed Municipal
Morgan Stanley                                        Trust) Since 1992 (RMA Money Fund,
1585 Broadway                                         RMA Tax-Free Fund) Since 1996
33rd Floor                                            (Municipal Money Market Series)
New York, NY 10036

INDEPENDENT BOARD MEMBERS

Richard Q. Armstrong; 71          Director/Trustee    Since 1996 (Director/Trustee) Since
c/o Willkie Farr & Gallagher LLP  and Chairman of     2004 (Chairman of the Board of
787 Seventh Avenue                the Board of        Directors/Trustees)
New York, NY 10019-6099           Directors/Trustees

David J. Beaubien; 71             Director/Trustee    Since 2001
84 Doane Road
Ware, MA 01082


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Supplemental information (unaudited)

                                              NUMBER OF              OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATION(S)              PORTFOLIOS IN FUND COMPLEX            HELD BY
DURING PAST 5 YEARS                   OVERSEEN BY BOARD MEMBER           BOARD MEMBER
-----------------------------------------------------------------------------------------
Professor Feldberg is Dean        Professor Feldberg is a director  Professor Feldberg
Emeritus and Sanford Bernstein    or trustee of 29 investment       is also a director of
Professor of Leadership and       companies (consisting of 48       Primedia Inc.
Ethics at Columbia Business       portfolios) for which UBS         (publishing),
School, although on a two year    Global AM or one of its           Federated
leave of absence. He is also a    affiliates serves as investment   Department Stores,
senior advisor to Morgan Stanley  advisor, sub-advisor or           Inc. (operator of
(financial services) (since       manager.                          department stores),
March 2005). Prior to July 2004,                                    Revlon, Inc.
he was Dean and Professor of                                        (cosmetics), and
Management of the Graduate                                          SAPPI, Ltd.
School of Business at Columbia                                      (producer of paper).
University (since 1989).

Mr. Armstrong is chairman and     Mr. Armstrong is a director or    None
principal of R.Q.A. Enterprises   trustee of 16 investment
(management consulting firm)      companies (consisting of 35
(since April 1991 and principal   portfolios) for which UBS
occupation since March 1995).     Global AM or one of its
                                  affiliates serves as investment
                                  advisor, sub-advisor or
                                  manager.

Mr. Beaubien is retired (since    Mr. Beaubien is a director or     Mr. Beaubien is also
2003). He was chairman of         trustee of 16 investment          a director of IEC
Yankee Environmental Systems,     companies (consisting of          Electronics, Inc., a
Inc., a manufacturer of           35 portfolios) for which UBS      manufacturer of
meteorological measuring          Global AM or one of its           electronic
systems (since 1991).             affiliates serves as investment   assemblies.
                                  advisor, sub-advisor or manager.


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Supplemental information (unaudited)

INDEPENDENT BOARD MEMBERS (CONTINUED)

                                     POSITION(S)
                                      HELD WITH      TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE                  FUNDS       LENGTH OF TIME SERVED
-------------------------------------------------------------------------
Alan S. Bernikow; 65              Director/Trustee  Since 2005
207 Benedict Ave.
Staten Island, NY 10314

Richard R. Burt; 59               Director/Trustee  Since 1996
1275 Pennsylvania Ave., N.W.
Washington, D.C. 20004


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UBS RMA

Supplemental information (unaudited)

                                               NUMBER OF               OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATION(S)                PORTFOLIOS IN FUND COMPLEX           HELD BY
DURING PAST 5 YEARS                     OVERSEEN BY BOARD MEMBER          BOARD MEMBER
-------------------------------------------------------------------------------------------
Mr. Bernikow is a consultant on    Mr. Bernikow is a director or      Mr. Bernikow is
non-management matters for the     trustee of 16 investment           also a director of
firm of Deloitte & Touche          companies (consisting of           Revlon, Inc.
(international accounting and      35 portfolios) for which UBS       (cosmetics) (and
consulting firm) (since            Global AM or one of its            serves as the chair
June 2003). Previously, he was     affiliates serves as investment    of its audit
Deputy Chief Executive Officer at  advisor, sub-advisor or manager.   committee), a
Deloitte & Touche.                                                    director of Mack-
                                                                      Cali Realty
                                                                      Corporation (real
                                                                      estate investment
                                                                      trust) (and serves as
                                                                      the chair of its
                                                                      audit committee)
                                                                      and a director of
                                                                      the Casual Male
                                                                      Retail Group, Inc.
                                                                      (menswear).

Mr. Burt is chairman of Diligence  Mr. Burt is a director or trustee  Mr. Burt is also a
Inc. (information and risk         of 16 investment companies         director of The
management firm) and IEP           (consisting of 35 portfolios) for  Central European
Advisors (international            which UBS Global AM or one         Fund, Inc., The
investments and consulting firm).  of its affiliates serves as        Germany Fund,
                                   investment advisor, sub-advisor    Inc., The New
                                   or manager.                        Germany Fund,
                                                                      Inc., IGT, Inc.
                                                                      (provides
                                                                      technology to
                                                                      gaming and
                                                                      wagering industry)
                                                                      and The Protective
                                                                      Group, Inc.
                                                                      (produces armor
                                                                      products).


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Supplemental information (unaudited)

INDEPENDENT BOARD MEMBERS (CONCLUDED)

                                POSITION(S)
                                 HELD WITH       TERM OF OFFICE+ AND
NAME, ADDRESS, AND AGE             FUNDS        LENGTH OF TIME SERVED
--------------------------------------------------------------------------------
Bernard H. Garil; 66         Director/Trustee   Since 2005
6754 Casa Grande Way
Delray Beach, FL 33446

Heather R. Higgins; 46       Director/Trustee   Since 2005
255 E. 49th St., Suite 23D
New York, NY 10017


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Supplemental information (unaudited)

                                                  NUMBER OF               OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATION(S)                  PORTFOLIOS IN FUND COMPLEX             HELD BY
DURING PAST 5 YEARS                       OVERSEEN BY BOARD MEMBER            BOARD MEMBER
---------------------------------------------------------------------------------------------
Mr. Garil is retired (since 2001).   Mr. Garil is a director or trustee   Mr. Garil is also a
He was a Managing Director at        of 16 investment companies           director of OFI
PIMCO Advisory Services (from        (consisting of 35 portfolios) for    Trust Company
1999 to 2001) where he served        which UBS Global AM or one           (commercial trust
as President of closed-end funds     of its affiliates serves as          company) and a
and Vice-President of the variable   investment advisor, sub-advisor      trustee for the
insurance product funds advised      or manager.                          Brooklyn College
by OpCap Advisors (until 2001).                                           Foundation, Inc.
                                                                          (charitable
                                                                          foundation).

Ms. Higgins is the President and     Ms. Higgins is a director or         None
Director of The Randolph             trustee of 16 investment
Foundation (charitable foundation)   companies (consisting of
(since 1991). Ms. Higgins also       35 portfolios) for which UBS
serves on the boards of several      Global AM or one of its
non-profit charitable groups,        affiliates serves as investment
including the Independent            advisor, sub-advisor or
Women's Forum (chairman), the        manager.
Philanthropy Roundtable (vice
chairman) and the Hoover
Institution (executive committee).


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                                                                             109

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UBS RMA

Supplemental information (unaudited)

OFFICERS

                                                              PRINCIPAL OCCUPATION(S) DURING
                                           TERM OF OFFICE+       PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,           POSITION(S) HELD     AND LENGTH      PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUNDS      OF TIME SERVED    WHICH PERSON SERVES AS OFFICER
---------------------------------------------------------------------------------------------
Joseph Allessie*;        Vice President    Since 2005       Mr. Allessie is a director and
41                       and Assistant                      deputy general counsel at UBS
                         Secretary                          Global Asset Management (US)
                                                            Inc. and UBS Global Asset
                                                            Management (Americas) Inc.
                                                            (collectively, "UBS Global
                                                            AM--Americas region") (since
                                                            2005). Prior to joining UBS
                                                            Global AM--Americas region,
                                                            he was senior vice president
                                                            and general counsel of
                                                            Kenmar Advisory Corp. (from
                                                            2004 to 2005). Prior to that
                                                            Mr. Allessie was general
                                                            counsel and secretary of GAM
                                                            USA Inc., GAM Investments,
                                                            GAM Services, GAM Funds,
                                                            Inc. and the GAM Avalon
                                                            Funds (from 1999 to 2004).
                                                            Mr. Allessie is a vice president
                                                            and assistant secretary of
                                                            20 investment companies
                                                            (consisting of 90 portfolios) for
                                                            which UBS Global AM--
                                                            Americas region or one of its
                                                            affiliates serves as investment
                                                            advisor, sub-advisor or
                                                            manager.


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110

UBS RMA

Supplemental information (unaudited)

OFFICERS (CONTINUED)

                                                              PRINCIPAL OCCUPATION(S) DURING
                                           TERM OF OFFICE+        PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,           POSITION(S) HELD     AND LENGTH      PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUNDS      OF TIME SERVED    WHICH PERSON SERVES AS OFFICER
---------------------------------------------------------------------------------------------
W. Douglas Beck*;        President         Since 2005       Mr. Beck is an executive director
39                                                          and head of product
                                                            development and management
                                                            for UBS Global AM--Americas
                                                            region (since 2002). From
                                                            March 1998 to November 2002,
                                                            he held various positions at
                                                            Merrill Lynch, the most recent
                                                            being first vice president and co-
                                                            manager of the managed
                                                            solutions group. Mr. Beck is
                                                            president of 20 investment
                                                            companies (consisting of 90
                                                            portfolios) for which UBS Global
                                                            AM--Americas region or one of
                                                            its affiliates serves as investment
                                                            advisor, sub-advisor or manager,
                                                            and was vice president of such
                                                            investment companies from
                                                            2003 to 2005.

Thomas Disbrow*;         Vice President    Since 2000       Mr. Disbrow is a director (since
40                       and Treasurer     (Vice            2001), head of retail mutual
                                           President)       fund operations and co-head of
                                           Since 2004       the mutual fund finance
                                           (Treasurer)      department (since 2004) of UBS
                                                            Global AM--Americas region.
                                                            Mr. Disbrow is a vice president
                                                            and treasurer of 16 investment
                                                            companies (consisting of
                                                            35 portfolios) and vice president
                                                            and assistant treasurer of four
                                                            investment companies
                                                            (consisting of 55 portfolios) for
                                                            which UBS Global AM--
                                                            Americas region or one of its
                                                            affiliates serves as investment
                                                            advisor, sub-advisor or
                                                            manager.


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                                                                             111

UBS RMA

Supplemental information (unaudited)

OFFICERS (CONTINUED)

                                                              PRINCIPAL OCCUPATION(S) DURING
                                           TERM OF OFFICE+       PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,           POSITION(S) HELD     AND LENGTH     PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUNDS      OF TIME SERVED   WHICH PERSON SERVES AS OFFICER
---------------------------------------------------------------------------------------------
Michael J. Flook*;       Vice President    Since 2006       Mr. Flook is an associate director
41                       and Assistant                      and a senior manager of the
                         Treasurer                          mutual fund finance department
                                                            of UBS Global AM--Americas
                                                            region (since 2006). Prior to
                                                            joining UBS Global AM--
                                                            Americas region, he was a
                                                            senior manager with The
                                                            Reserve (asset management
                                                            firm) from May 2005 to
                                                            May 2006. Prior to that he was
                                                            a senior manager with PFPC
                                                            Worldwide since October 2000.
                                                            Mr. Flook is a vice president
                                                            and assistant treasurer of
                                                            16 investment companies
                                                            (consisting of 35 portfolios) for
                                                            which UBS Global AM--
                                                            Americas region or one of its
                                                            affiliates serves as investment
                                                            advisor, sub-advisor or manager.

Elbridge T. Gerry III*;  Vice President    Since 1996       Mr. Gerry is a managing
49                                         (Managed         director--municipal fixed
                                           Municipal        income of UBS Global AM--
                                           Trust)           Americas region (since 2001).
                                           Since 2000       Mr. Gerry is a vice president of
                                           (Municipal       six investment companies
                                           Money Market     (consisting of 10 portfolios) for
                                           Series, RMA      which UBS Global AM--
                                           Tax-Free Fund)   Americas region or one of its
                                                            affiliates serves as investment
                                                            advisor, sub-advisor or manager.


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112

UBS RMA

Supplemental information (unaudited)

OFFICERS (CONTINUED)

                                                                   PRINCIPAL OCCUPATION(S) DURING
                                              TERM OF OFFICE+          PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,           POSITION(S) HELD        AND LENGTH        PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUNDS         OF TIME SERVED      WHICH PERSON SERVES AS OFFICER
----------------------------------------------------------------------------------------------------
Mark F. Kemper**;      Vice President         Since 2004        Mr. Kemper is general counsel of UBS
48                     and Secretary                            Global AM--Americas region (since
                                                                2004). Mr. Kemper also is a managing
                                                                director of UBS Global AM--Americas
                                                                region (since 2006). He was deputy
                                                                general counsel of UBS Global Asset
                                                                Management (Americas) Inc. ("UBS
                                                                Global AM (Americas)") from July
                                                                2001 to July 2004.He has been
                                                                secretary of UBS Global AM--Americas
                                                                since 1999 and assistant secretary
                                                                of UBS Global Asset Management Trust
                                                                Company since 1993. Mr. Kemper is
                                                                secretary of UBS Global AM--Americas
                                                                region (since 2004). Mr. Kemper is
                                                                vice president and secretary of 20
                                                                investment companies (consisting of
                                                                90 portfolios) for which UBS Global
                                                                AM--Americas region or one of its
                                                                affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Joanne M. Kilkeary*;   Vice President         Since 2004        Ms. Kilkeary is an associate
38                     and Assistant                            director (since 2000) and a senior
                       Treasurer                                manager (since 2004) of the mutual
                                                                fund finance department of UBS
                                                                Global AM--Americas region. Ms.
                                                                Kilkeary is a vice president and
                                                                assistant treasurer of 16 investment
                                                                companies (consisting of 35
                                                                portfolios) for which UBS Global
                                                                AM--Americas region or one of its
                                                                affiliates serves as investment
                                                                advisor, sub-advisor or manager.


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UBS RMA

Supplemental information (unaudited)

OFFICERS (CONTINUED)

                                                                   PRINCIPAL OCCUPATION(S) DURING
                                              TERM OF OFFICE+          PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,           POSITION(S) HELD        AND LENGTH        PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUNDS         OF TIME SERVED      WHICH PERSON SERVES AS OFFICER
----------------------------------------------------------------------------------------------------
Tammie Lee*;           Vice President         Since 2005        Ms. Lee is a director and associate
35                     and Assistant                            general counsel of UBS Global
                       Secretary                                AM--Americas region (since 2005).
                                                                Prior to joining UBS Global
                                                                AM--Americas region, she was vice
                                                                president and counsel at Deutsche
                                                                Asset Management/Scudder Investments
                                                                from 2003 to 2005. Prior to that she
                                                                was assistant vice president and
                                                                counsel at Deutsche Asset
                                                                Management/Scudder Investments from
                                                                2000 to 2003. Ms. Lee is a vice
                                                                president and assistant secretary of
                                                                20 investment companies (consisting
                                                                of 90 portfolios) for which UBS
                                                                Global AM--Americas region or one of
                                                                its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Joseph T. Malone*;     Vice President         Since 2004        Mr. Malone is a director (since
38                     and Assistant                            2001) and co-head of the mutual fund
                       Treasurer                                finance department (since 2004) of
                                                                UBS Global AM--Americas region. From
                                                                August 2000 through June 2001, he
                                                                was the controller at AEA Investors
                                                                Inc. Mr. Malone is vice president
                                                                and assistant treasurer of 16
                                                                investment companies (consisting of
                                                                35 portfolios) and vice president,
                                                                treasurer and principal accounting
                                                                officer of four investment companies
                                                                (consisting of 55 portfolios) for
                                                                which UBS Global AM--Americas region
                                                                or one of its affiliates serves as
                                                                investment advisor, sub-advisor or
                                                                manager.


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114

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UBS RMA

Supplemental information (unaudited)

OFFICERS (CONTINUED)

                                                                   PRINCIPAL OCCUPATION(S) DURING
                                              TERM OF OFFICE+          PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,           POSITION(S) HELD        AND LENGTH        PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUNDS         OF TIME SERVED      WHICH PERSON SERVES AS OFFICER
----------------------------------------------------------------------------------------------------
Michael H.             Vice President         Since 2001        Mr. Markowitz is a managing director
Markowitz**;                                  (RMA Money        (since 2004), portfolio manager and
41                                            Fund)             head of U.S. short duration fixed
                                                                income (since 2003) of UBS Global
                                                                AM--Americas region. Mr. Markowitz
                                                                is a vice president of five
                                                                investment companies (consisting of
                                                                23 portfolios) for which UBS Global
                                                                AM--Americas region or one of its
                                                                affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Joseph McGill*;        Vice President         Since 2004        Mr. McGill is a managing director
44                     and Chief Compliance                     (since 2006) and chief compliance
                       Officer                                  officer (since 2003) at UBS Global
                                                                AM--Americas region. Prior to
                                                                joining UBS Global AM--Americas
                                                                region, he was assistant general
                                                                counsel at J. P. Morgan Investment
                                                                Management (from 1999 to 2003). Mr.
                                                                McGill is a vice president and chief
                                                                compliance officer of 20 investment
                                                                companies (consisting of 90
                                                                portfolios) for which UBS Global
                                                                AM--Americas region or one of its
                                                                affiliates serves as investment
                                                                advisor, sub-advisor or manager.


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Supplemental information (unaudited)

OFFICERS (CONTINUED)

                                                                   PRINCIPAL OCCUPATION(S) DURING
                                              TERM OF OFFICE+          PAST 5 YEARS; NUMBER OF
NAME, ADDRESS,           POSITION(S) HELD        AND LENGTH        PORTFOLIOS IN FUND COMPLEX FOR
AND AGE                     WITH FUNDS         OF TIME SERVED      WHICH PERSON SERVES AS OFFICER
----------------------------------------------------------------------------------------------------
Eric Sanders*;         Vice President         Since 2005        Mr. Sanders is a director and
40                     and Assistant                            associate general counsel of UBS
                       Secretary                                Global AM--Americas region (since
                                                                2005). From 1996 until June 2005, he
                                                                held various positions at Fred Alger
                                                                & Company, Incorporated, the most
                                                                recent being assistant vice
                                                                president and associate general
                                                                counsel. Mr. Sanders is a vice
                                                                president and assistant secretary of
                                                                20 investment companies (consisting
                                                                of 90 portfolios) for which UBS
                                                                Global AM--Americas region or one of
                                                                its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Keith A. Weller*;      Vice President         Since 1995        Mr. Weller is an executive director
45                     and Assistant          (Managed          and senior associate general counsel
                       Secretary              Municipal         of UBS Global AM--Americas region
                                              Trust, RMA        (since 2005) and has been an
                                              Money Fund,       attorney with affiliated entities
                                              RMA Tax-Free,     since 1995. Mr. Weller is a vice
                                              Fund) Since       president and assistant secretary of
                                              1996              20 investment companies (consisting
                                              (Municipal        of 90 portfolios) for which UBS
                                              Money Market      Global AM--Americas region or one of
                                              Series)           its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

+ Each board member holds office for an indefinite term. Each board member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the board members and serve at the pleasure of the board.

++ Professor Feldberg is deemed an "interested person" of the Funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions.


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DIRECTORS/TRUSTEES
Richard Q. Armstrong
CHAIRMAN

David J. Beaubien
Alan S. Bernikow
Richard R. Burt

Meyer Feldberg
Bernard H. Garil
Heather R. Higgins

PRINCIPAL OFFICERS
W. Douglas Beck
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

Michael H. Markowitz
VICE PRESIDENT
(TAXABLE FUNDS)

Elbridge T. Gerry, III
VICE PRESIDENT
(TAX-FREE FUNDS)

INVESTMENT ADVISOR AND ADMINISTRATOR
UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

SUB-ADVISOR AND SUB-ADMINISTRATOR
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

PRINCIPAL UNDERWRITER
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

(C) 2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

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[UBS LOGO]

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
51 West 52nd Street
New York, New York 10019
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ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)  AUDIT FEES:

          For the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $60,800 and $58,200, respectively.

          Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b)  AUDIT-RELATED FEES:

          In each of the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,773 and $2,712, respectively.

          Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements and (2) review of the consolidated 2004 and 2003 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

          There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c)  TAX FEES:

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          In each of the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $10,860 and $6,400, respectively.

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

          There were no tax fees required to be approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d)  ALL OTHER FEES:

          In each of the fiscal years ended June 30, 2006 and June 30, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

          There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:

               The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12,
               2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                    The [audit] Committee shall:

                    ...

                    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall

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                         report to the Committee, at its next regularly
                         scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                         ----------
                                 (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                                      Pre-approval by the Committee of any
                                      permissible non-audit services is not
                                      required so long as: (i) the aggregate
                                      amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and
                                      (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

               AUDIT-RELATED FEES:

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               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

               TAX FEES:

               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

               ALL OTHER FEES:

               There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant.

               There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended June 30, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate fees billed by E&Y of $1,634,476 and $1,713,933, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                    2006         2005
                                 ----------   ----------
          Covered Services       $   13,633   $    9,112
          Non-Covered Services    1,620,843    1,704,821

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under

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          common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

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          Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed September 7, 2004 (Accession Number: 0001047469-04-028101)(SEC File No. 811-003504).

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS RMA Tax-Free Fund Inc.


By: /s/ W. Douglas Beck
    ---------------------------------
    W. Douglas Beck
    President

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ W. Douglas Beck
    ---------------------------------
    W. Douglas Beck
    President

Date: September 8, 2006


By: /s/ Thomas Disbrow
    ---------------------------------
    Thomas Disbrow
    Vice President and Treasurer

Date: September 8, 2006